                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

          This Mortgage Loan Purchase and Sale Agreement (this "Agreement"), is dated and effective as of September 13, 2006, between Bear Stearns Commercial
Mortgage, Inc. ("BSCMI"), as seller (in such capacity, together with its successors and permitted assigns hereunder, the "Mortgage Loan Seller"), and
Bear Stearns Commercial Mortgage Securities Inc. ("BSCMSI"), as purchaser (in such capacity, together with its successors and permitted assigns hereunder, the
"Purchaser").

                                    RECITALS

          BSCMI desires to sell, assign, transfer, set over and otherwise convey to BSCMSI, without recourse, representation or warranty, other than as set forth herein, and BSCMSI desires to purchase, subject to the terms and conditions set forth herein, the multifamily and commercial mortgage loans (collectively, the
"Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the
"Mortgage Loan Schedule"), as such schedule may be amended from time to time pursuant to the terms hereof.

          BSCMSI intends to create a trust (the "Trust"), the primary assets of which will be a segregated pool of multifamily and commercial mortgage loans that includes the Mortgage Loans and certain other commercial and multifamily mortgage loans (collectively, the "Trust Mortgage Loans"). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of mortgage pass-through certificates (the
"Certificates"). Certain classes of the Certificates will be rated by Fitch,
Inc. and Standard & Poor's, a division of The McGraw Hill Companies, Inc.
(together, the "Rating Agencies"). Certain classes of the Certificates (the
"Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the
Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of September 1, 2006 (the "Pooling and Servicing Agreement"), among
BSCMSI, as depositor (in such capacity, the "Depositor"), Prudential Asset
Resources, Inc., as a master servicer (in such capacity, a "Master Servicer"),
Wells Fargo Bank, National Association, as a master servicer (in such capacity, a "Master Servicer"), as certificate administrator (in such capacity, the
"Certificate Administrator") and as tax administrator (in such capacity, the
"Tax Administrator"), LNR Partners, Inc., as a special servicer (a "Special
Servicer"), and LaSalle Bank National Association, as trustee (the "Trustee").
Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement as in full force and effect on the Closing Date (as defined in Section 1 hereof).
It is anticipated that BSCMSI will transfer the Mortgage Loans to the Trust contemporaneously with its purchase of the Mortgage Loans hereunder.

          BSCMSI intends to sell the Registered Certificates to Bear, Stearns &
Co. Inc. ("BSC") and Morgan Stanley & Co. Incorporated ("Morgan Stanley"; and
together with BSC in such capacity, the "Underwriters"), pursuant to an underwriting agreement, dated the date hereof (the "Underwriting Agreement"), among BSCMSI and the Underwriters; and BSCMSI intends to sell the remaining
Certificates (the "Non-Registered Certificates") to BSC and Morgan Stanley
(together in such capacities, the "Initial Purchasers") pursuant to a certificate purchase agreement, dated the date hereof (the "Certificate Purchase
Agreement"), among BSCMSI and

the Initial Purchasers. The Registered Certificates are more fully described in the prospectus dated September 13, 2006 (the "Base Prospectus"), and the supplement to the Base Prospectus dated September 13, 2006 (the "Prospectus
Supplement"; and, together with the Base Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The Non-Registered
Certificates are more fully described in the private placement memorandum dated the date hereof (the "Memorandum"), as it may be amended or supplemented at any time hereafter.

          BSCMI will indemnify the Depositor, the Underwriters, the Initial
Purchasers and certain related parties with respect to the disclosure regarding the Mortgage Loans that is contained in the Prospectus, the Memorandum and certain other disclosure documents and offering materials relating to the
Certificates, pursuant to an indemnification agreement, dated as of the date hereof (the "Indemnification Agreement"), among the Depositor, the Underwriters and the Initial Purchasers.

          As used herein, "Regulation AB" means Subpart 229.1100 - Asset Backed
Securities (Regulation AB), 17 C.F.R. Sections 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed
Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506-1,631
(January 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase. The Mortgage Loan Seller agrees to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, and the
Purchaser agrees to purchase from the Mortgage Loan Seller, subject to the terms and conditions set forth herein, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on September 27, 2006 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). As of the Cut-off Date, the Mortgage Loans will have an aggregate principal balance, after application of all payments of principal due on the Mortgage Loans on or before such date, whether or not received, of $1,110,505,270, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall be
$1,140,174,779, which purchase price excludes accrued interest and applicable deal expenses. The Purchaser shall pay such purchase price, plus interest accrued on the Mortgage Loans from the Cut-off Date to the Closing Date and any applicable deal expenses, to the Mortgage Loan Seller on the Closing Date by wire transfer in immediately available funds or by such other method as shall be mutually acceptable to the parties hereto.

          SECTION 2. Conveyance of the Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and the other conditions to the
Mortgage Loan Seller's obligations set forth herein, the Mortgage Loan Seller does hereby sell, assign, transfer, set over and otherwise convey to the
Purchaser, without recourse, representation or warranty, other than as set forth herein, all of the right, title and interest of the Mortgage Loan Seller in, to and under

                                        2

the Mortgage Loans and all documents included in the related Mortgage Files and
Servicing Files. Such assignment includes all scheduled payments of principal and interest under and proceeds of the Mortgage Loans received after their respective Cut-off Dates (other than scheduled payments of interest and principal due on or before their respective Cut-off Dates, which shall belong and be promptly remitted to the Mortgage Loan Seller) together with all documents delivered or caused to be delivered hereunder with respect to such
Mortgage Loans by the Mortgage Loan Seller (including all documents included in the related Mortgage Files and Servicing Files and any related Additional
Collateral). The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after their respective
Cut-off Dates, and all other recoveries of principal and interest collected thereon after their respective Cut-off Dates (other than scheduled payments of principal and interest due on the Mortgage Loans on or before their respective
Cut-off Dates and collected after such respective Cut-off Dates, which shall belong to the Mortgage Loan Seller). In no event, however, shall such conveyance and assignment constitute or be construed as an assumption by the Purchaser of, in the case of any Mortgage Loan that is part of a Mortgage Loan Group, any obligation or liability that is imposed only on the initial holder of such
Mortgage Loan under the terms of the related Mortgage Loan Group Intercreditor
Agreement.

          After the Mortgage Loan Seller's transfer of the Mortgage Loans to the
Purchaser, as provided herein, the Mortgage Loan Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Mortgage Loan Seller is expressly permitted to complete subsequent to the
Closing Date, the Mortgage Loan Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the
Mortgage Loans by the Mortgage Loan Seller to the Purchaser.

          (b) The conveyance of the Mortgage Loans and the related rights and property accomplished hereby is intended by the parties hereto to constitute a sale by the Mortgage Loan Seller of all the Mortgage Loan Seller's right, title and interest in and to such Mortgage Loans and such other related rights and property by the Mortgage Loan Seller to the Purchaser. Furthermore, it is not
intended that such conveyance be a pledge of security for a loan. If such conveyance is determined to be a pledge of security for a loan, however, then:
(i) this Agreement shall constitute a security agreement under applicable law;
(ii) the Mortgage Loan Seller shall be deemed to have granted to the Purchaser a first priority security interest in all of the Mortgage Loan Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holder(s) of the Mortgage Loans in accordance with the terms thereof (other than scheduled payments of interest and principal due and payable on such Mortgage
Loans on or prior to their respective Cut-Off Dates or, in the case of a
Replacement Pooled Mortgage Loan, on or prior to the related date of substitution); (iii) the assignment by BSCMSI to the Trustee of its interests in the Mortgage Loans as contemplated by Section 15 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Purchaser (or the Trustee or its agent) of the Mortgage Notes with respect to the Mortgage Loans subject hereto from time to time and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or person designated by such secured party for the purpose of perfecting such security interest under applicable law; and (v) notifications to, and acknowledgments, receipts or

                                        3

confirmations from, Persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. The Mortgage
Loan Seller and the Purchaser shall, to the extent consistent with this
Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this
Agreement and the Pooling and Servicing Agreement.

          (c) In connection with the Mortgage Loan Seller's assignment pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the Trustee or a Custodian appointed thereby, on or before the Closing Date, the Mortgage
Note for each Mortgage Loan so assigned, endorsed to the Trustee as specified in clause (i) of the definition of "Mortgage File", and on or before the date that is 45 days following the Closing Date, the remainder of the Mortgage File for each Mortgage Loan and any Additional Collateral (other than original Letters of
Credit and Reserve Funds, which shall be transferred to the Trustee or to the applicable Master Servicer) for each Mortgage Loan. Notwithstanding the preceding sentence, if the Mortgage Loan Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan (exclusive of any Mortgage Loan that constitutes a Non-Trust-Serviced Pooled Mortgage Loan), the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iii),
(vii) and (ix)(A) of the definition of "Mortgage File", with evidence of recording or filing (if applicable, and as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, then (subject to the obligation of the Mortgage Loan Seller to nonetheless (1) from time to time make or cause to be made reasonably diligent efforts to obtain such document or instrument (with such evidence) if it is not returned within a reasonable period after the date when it was transmitted for recording and (2) deliver such document or instrument to the Trustee or a
Custodian appointed thereby (if such document or instrument is not otherwise returned to the

                                        4

Trustee or such Custodian) promptly upon the Mortgage Loan Seller's receipt thereof), so long as a copy of such document or instrument, certified by the
Mortgage Loan Seller or title agent as being a copy of the document deposited for recording or filing and (in the case of such clause (ii)) accompanied by an
Officer's Certificate of the Mortgage Loan Seller or a statement from the title agent to the effect that such original Mortgage has been sent to the appropriate public recording official for recordation, has been delivered to the Trustee on or before the date that is 45 days following the Closing Date, the delivery requirements of this subsection shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, and if the Mortgage Loan Seller cannot or does not so deliver, or cause to be delivered, as to any Mortgage Loan (exclusive of any
Mortgage Loan that constitutes a Non-Trust-Serviced Pooled Mortgage Loan), the original of any of the documents and/or instruments referred to in clauses (iv)
and (ix)(B) of the definition of "Mortgage File", because such document or instrument has been delivered for recording or filing, as the case may be, then
(subject to the obligation of the Mortgage Loan Seller to nonetheless (1) from time to time make or cause to be made reasonably diligent efforts to obtain such document or instrument (with such evidence) if it is not returned within a reasonable period after the date when it was transmitted for recording and (2)
deliver such document or instrument to the Trustee or a Custodian appointed thereby (if such document or instrument is not otherwise returned to the Trustee or such Custodian) promptly upon the Mortgage Loan Seller's receipt thereof), so long as a copy of such document or instrument, certified by the Mortgage Loan
Seller, a title agent or a recording or filing agent as being a copy of the document deposited for recording or filing and accompanied by an Officer's
Certificate of the Mortgage Loan Seller or a statement from the title agent that such document or instrument has been sent to the appropriate public recording official for recordation (except that such certification shall not be required if the Trustee is responsible for recordation of such document or instrument under the Pooling and Servicing Agreement and the Mortgage Loan Seller has
delivered the original unrecorded document or instrument to the Trustee on or before the date that is 45 days following the Closing Date), has been delivered to the Trustee on or before the date that is 45 days following the Closing Date, the delivery requirements of this subsection shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. In addition, with respect to each
Mortgage Loan (exclusive of any Mortgage Loan that constitutes a
Non-Trust-Serviced Pooled Mortgage Loan) under which any Additional Collateral is in the form of a Letter of Credit as of the Closing Date, the Mortgage Loan
Seller shall cause to be prepared, executed and delivered to the issuer of each such Letter of Credit such notices, assignments and acknowledgments as are required under such Letter of Credit to assign, without recourse, to the Trustee the Mortgage Loan Seller's rights as the beneficiary thereof and drawing party thereunder. Furthermore, with respect to each Mortgage Loan, if any, as to which there exists a secured creditor impaired property insurance policy or pollution limited liability environmental impairment policy covering the related Mortgaged
Property, the Mortgage Loan Seller shall cause such policy, within a reasonable period following the Closing Date, to inure to the benefit of the Trustee for the benefit of the Certificateholders (if and to the extent that it does not by its terms automatically inure to the holder of such Mortgage Loan). For purposes of this paragraph, the relevant definition of "Mortgage File" shall be the definition of such term set forth in the Pooling and Servicing Agreement as in full force and effect on the Closing Date.

          (d) As soon as reasonably possible, and in any event within 45 days after the later of (i) the Closing Date (or in the case of a Replacement Pooled
Mortgage Loan substituted as contemplated by Section 2.03 of the Pooling and
Servicing Agreement, after the related date of substitution) and (ii) the date on which all recording information necessary to complete the subject document is received by the Mortgage Loan Seller, the Mortgage Loan Seller shall complete
(to the extent necessary), and shall submit for recording or filing, as the case may be, including via electronic means, if appropriate, in or with the appropriate office for real property records or UCC Financing Statements, as applicable, each assignment of Mortgage and assignment of Assignment of Leases
(except, in each case, with respect to any Mortgage or Assignment of Leases that has been recorded in the name of MERS or its designee) in favor of the Trustee referred to in clause (iv) of the definition of "Mortgage File" in the Pooling and Servicing Agreement and each assignment of UCC Financing Statement (except with respect to any UCC Financing Statement that has been recorded in the name of MERS or its designee) in favor of the Trustee referred to in clause (ix)(B)
of the definition of "Mortgage File" in the Pooling and Servicing Agreement.
Each such assignment shall reflect that it should be returned by the public recording office to the Trustee or Mortgage Loan Seller's designee following recording, and each such assignment of UCC Financing Statement shall reflect that the file copy thereof or an appropriate receipt therefor, as applicable, should be returned to the Trustee or Mortgage Loan Seller's designee following filing; provided that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment

                                        5

of Leases the Trustee shall obtain therefrom a copy of the recorded original. If the Mortgage Loan Seller's designee has been appointed to receive such assignment or such UCC Financing Statement following filing with the public recording office, the Mortgage Loan Seller's designee shall, within a reasonable time period, deliver such assignment or such UCC Financing Statement to the
Trustee. If the Mortgage Loan Seller receives written notice that any assignment or other instrument of transfer with respect to the Mortgage Loans is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Mortgage Loan Seller shall prepare or cause the preparation of a substitute therefor or cure such defect, as the case may be. The Mortgage Loan Seller shall be responsible for all reasonable out-of-pocket costs and expenses associated with recording and/or filing any and all assignments and other instruments of transfer with respect to the Mortgage Loans that are required to be recorded or filed, as the case may be, under the Pooling and Servicing Agreement; provided that the Mortgage Loan Seller shall not be responsible for actually recording or filing any such assignments or other instruments of transfer or for costs and expenses that the related Borrowers have agreed to pay.

          (e) In connection with the Mortgage Loan Seller's assignment pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the applicable Master Servicer, on or before the date that is 45 days after the
Closing Date, in the case of the items in clause (i) below, and 20 days after the Closing Date, in the case of the items in clause (ii) below, the following items (except to the extent that any of the following items are to be retained by a Primary Servicer or Sub-Servicer that will continue to act on behalf of the applicable Master Servicer as contemplated by the Pooling and Servicing
Agreement and a Primary Servicing Agreement or Sub-Servicing Agreement and
except to the extent that any of the following items relate to any Mortgage Loan that constitutes a Non-Trust-Serviced Pooled Mortgage Loan): (i) originals or copies of all financial statements, appraisals, environmental/engineering reports, transaction screens, seismic assessment reports, leases, rent rolls, insurance policies and certificates, major space leases, legal opinions and tenant estoppels and any other relevant documents relating to the origination and servicing of any Mortgage Loan that are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan in the possession or under the control of the Mortgage Loan Seller that relate to the
Mortgage Loans transferred by it to the Purchaser and, to the extent that any original documents are not required to be a part of a Mortgage File for any such
Mortgage Loan, originals or copies of all documents, certificates and opinions in the possession or under the control of the Mortgage Loan Seller that were delivered by or on behalf of the related Borrowers in connection with the origination of such Mortgage Loans (provided that the Mortgage Loan Seller shall not be required to deliver any attorney-client privileged communication, draft documents or any documents or materials prepared by it or its Affiliates for internal uses, including without limitation, credit committee briefs or memoranda and other internal approval documents); and (ii) all unapplied Reserve
Funds and Escrow Payments in the possession or under the control of the Mortgage
Loan Seller that relate to the Mortgage Loans.

          (f) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Mortgage Loan Seller shall report its transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the
Mortgage Loans to the Purchaser in exchange for the consideration specified in
Section 1 hereof. In connection with the foregoing, the Mortgage Loan Seller shall cause all of its records to reflect such transfer as a sale (as opposed to

                                        6

a secured loan) and to reflect that the Mortgage Loans are no longer property of the Mortgage Loan Seller.

          (g) The Mortgage Loan Schedule, as it may be amended from time to time, shall conform to the requirements set forth in the Pooling and Servicing
Agreement. The Mortgage Loan Seller shall, within 15 days of its discovery or receipt of notice of any error on the Mortgage Loan Schedule, amend such
Mortgage Loan Schedule and deliver to the Purchaser or the Trustee, as the case may be, an amended Mortgage Loan Schedule; provided that this sentence shall not be construed to relieve the Mortgage Loan Seller of any liability for any related Breach.

          SECTION 3. Examination of Mortgage Loan Files and Due Diligence
Review. The Mortgage Loan Seller shall reasonably cooperate with any examination of the Mortgage Files for, and any other documents and records relating to, the
Mortgage Loans, that may be undertaken by or on behalf of the Purchaser on or before the Closing Date. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of any of the Mortgage Files for, and/or any of such other documents and records relating to, the Mortgage Loans, shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Mortgage Loan Seller's representations and warranties made pursuant to Section 4, except as expressly set forth in Section
5.

          SECTION 4. Representations, Warranties and Covenants of the Mortgage
Loan Seller and the Purchaser.

          (a) The Mortgage Loan Seller hereby makes, as of the Closing Date
(and, in connection with any replacement of a Defective Mortgage Loan (as defined in Section 4(d) hereof) with one or more Replacement Mortgage Loans
(also as defined in Section 4(d) hereof), pursuant to Section 5(a) hereof, as of the related date of substitution), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit B-1. The Purchaser hereby makes, as of the Closing Date, to and for the benefit of the Mortgage
Loan Seller, each of the representations and warranties set forth in Exhibit
B-2.

          (b) The Mortgage Loan Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit C.

          (c) The Mortgage Loan Seller hereby represents and warrants, as of the
Closing Date, to and for the benefit of BSCMSI only, that the Mortgage Loan
Seller has not dealt with any broker, investment banker, agent or other person
(other than the Depositor, the Underwriters and the Initial Purchasers) who may
be entitled to any commission or compensation in connection with the sale to the
Purchaser of the Mortgage Loans.

          (d) The Mortgage Loan Seller hereby represents and warrants that, with respect to the Mortgage Loans and the Mortgage Loan Seller's role as
"originator" (or the role of any third party as "originator" of any Mortgage
Loan for which the Mortgage Loan Seller was not the originator) and "sponsor" in connection with the issuance of the Registered Certificates, the information regarding the Mortgage Loans, the related Borrowers, the related Mortgaged

                                        7

Properties and/or the Mortgage Loan Seller contained in the Prospectus
Supplement complies in all material respects with the applicable disclosure requirements of Regulation AB.

          (e) For so long as the Trust is subject to the reporting requirements of the Exchange Act, the Mortgage Loan Seller hereby agrees to provide the
Purchaser (or with respect to any Serviced Non-Pooled Pari Passu Companion Loan that is deposited into an Other Securitization, the depositor in such Other
Securitization) and the Certificate Administrator with any Additional Form 10-D
Disclosure and any Additional Form 10-K Disclosure opposite which "Pooled
Mortgage Loan Seller" is set forth on Schedule IX and Schedule X to the Pooling and Servicing Agreement within the time periods and in accordance with the provisions set forth in the Pooling and Servicing Agreement.

          (f) The Mortgage Loan Seller hereby agrees that it shall be deemed to make to and for the benefit of the Purchaser, as of the date of substitution, with respect to any replacement mortgage loan (a "Replacement Mortgage Loan")
that is substituted for a Defective Mortgage Loan, by the Mortgage Loan Seller
pursuant to Section 5(a) of this Agreement, each of the representations and warranties set forth in Exhibit C to this Agreement. From and after the date of substitution, each Replacement Mortgage Loan, if any, shall be deemed to constitute a "Mortgage Loan" hereunder for all purposes. A "Defective Mortgage
Loan" is any Mortgage Loan as to which there is an unremedied Material Breach or
Material Document Defect.

          (g) It is understood and agreed that the representations and warranties set forth in or made pursuant to this Section 4 shall survive delivery of the respective Mortgage Files to the Purchaser or its designee and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement or assignment.

          SECTION 5. Notice of Breach; Cure, Repurchase and Substitution.

          (a) The Mortgage Loan Seller shall, not later than 90 days from discovery by the Mortgage Loan Seller, or the receipt by the Mortgage Loan
Seller of notice, of any Material Breach or Material Document Defect with respect to any Mortgage Loan (or, if such Material Breach or Material Document
Defect, as the case may be, related to whether such Mortgage Loan is, or as of the Closing Date (or, in the case of a Replacement Mortgage Loan, as of the related date of substitution), was a Qualified Mortgage, and provided that the
Mortgage Loan Seller discovered or received prompt written notice thereof, within 90 days after any earlier discovery by the Mortgage Loan Seller or any party to the Pooling and Servicing Agreement of such Material Breach or Material
Document Defect, as the case may be) (such 90-day period, in any case, the
"Initial Resolution Period"), correct or cure such Material Document Defect or
Material Breach, as the case may be, in all material respects, or repurchase the affected Mortgage Loan at the applicable Purchase Price; provided that if the
Mortgage Loan Seller certifies to the Trustee in writing (i) that such Material
Document Defect or Material Breach, as the case may be, does not relate to whether the affected Mortgage Loan is or, as of the Closing Date (or, in the
case of a Replacement Mortgage Loan, as of the related date of substitution), was a Qualified Mortgage, (ii) that such Material Document Defect or Material
Breach, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (iii) that such Mortgage Loan Seller has commenced and is diligently proceeding with the cure of such Material Document
Defect or Material Breach, as the case may be, during the applicable Initial

                                        8

Resolution Period, and (iv) that such Mortgage Loan Seller anticipates that such
Material Document Defect or Material Breach, as the case may be, will be cured within an additional 90-day period (such additional 90-day period, the
"Resolution Extension Period"), then the Mortgage Loan Seller shall have an additional period equal to any such applicable Resolution Extension Period to complete such correction or cure (or, upon failure to complete such correction or cure, to repurchase the affected Mortgage Loan); and provided, further, that, in lieu of repurchasing the affected Mortgage Loan as contemplated above (but, in any event, no later than such repurchase would have to have been completed), such Mortgage Loan Seller shall be permitted, during the three-month period following the Startup Day for the REMIC Pool that holds the affected Mortgage
Loan (or during the two-year period following such Startup Day if the affected
Mortgage Loan is a "defective obligation" within the meaning of Section
860G(a)(4)(B)(ii) of the Code and Treasury regulation section 1.860G-2(f)), to replace the affected Mortgage Loan with one or more Qualifying Substitute
Mortgage Loans and to pay a cash amount equal to the applicable Substitution
Shortfall Amount. The parties hereto agree that delivery by the Trustee (or a
Custodian on its behalf) of a certification or schedule of exceptions to the
Mortgage Loan Seller pursuant to the Pooling and Servicing Agreement shall not in and of itself constitute delivery of notice of any Material Document Defect or knowledge of the Mortgage Loan Seller of any Material Document Defect
therein. If any Mortgage Loan is to be repurchased or replaced as contemplated by this subsection, the Purchaser or its designee shall be entitled to designate the account to which funds in the amount of the applicable Purchase Price or
Substitution Shortfall Amount (as the case may be) are to be wired. Any such repurchase or replacement of a Mortgage Loan shall be on a whole loan, servicing released basis. Notwithstanding this subsection, the absence from the Mortgage
File, (i) on the Closing Date of the Mortgage Note (or a lost note affidavit and indemnity with a copy of the Mortgage Note) and (ii) by the first anniversary of the Closing Date of originals or copies of the following documents (without the presence of any factor that reasonably mitigates such absence, non-conformity or irregularity) or of any Specially Designated Mortgage Loan Document shall be conclusively presumed to be a Material Document Defect and shall obligate the
Mortgage Loan Seller to cure such Material Document Defect, or, failing that, repurchase the related Mortgage Loan or REO Mortgage Loan, all in accordance with the procedures set forth herein: (a) the Mortgage and any separate
Assignment of Leases as described by clauses (ii) and (iii) of the definition of
"Mortgage File"; (b) the title insurance policy as described in clause (viii) of the definition of "Mortgage File" (or, if the policy has not yet been issued, an original or copy of a written commitment "marked-up" at the closing of such
Mortgage Loan, interim binder or the pro forma title insurance policy, in each case evidencing a binding commitment to issue such policy); or (c) the assignment of Mortgage (and any separate Assignment of Leases) as described by clause (iv) of the definition of "Mortgage File". For purposes of this paragraph, the relevant definition of "Mortgage File" shall be the definition of such term set forth in the Pooling and Servicing Agreement as in full force and effect on the Closing Date.

               The remedies provided for in this subsection with respect to any
     Material Document Defect or Material Breach with respect to any Mortgage
     Loan shall apply to the related REO Property.

               If (x) a Defective Mortgage Loan is to be repurchased or replaced as described above, (y) such Defective Mortgage Loan is part of a
     Cross-Collateralized Group and (z) the applicable document defect or breach does not constitute a Material

                                        9

     Document Defect or Material Breach, as the case may be, as to the other
     Mortgage Loan(s) that are a part of such Cross-Collateralized Group (the
     "Other Crossed Loans") (without regard to this paragraph), then the applicable Document Defect or Breach (as the case may be) shall be deemed to constitute a Material Document Defect or Material Breach (as the case may be) as to each such Other Crossed Loan for purposes of the above provisions, and the Mortgage Loan Seller shall be obligated to repurchase or replace each such Other Crossed Loan in accordance with the provisions above unless, in the case of such Breach or Document Defect:

                    (A) the Mortgage Loan Seller (at its expense) delivers or
          causes to be delivered to the Trustee an Opinion of Counsel to the effect that its repurchase of only those Mortgage Loans as to which a
          Material Breach has actually occurred without regard to the provisions of this paragraph (the "Affected Loan(s)") and the operation of the remaining provisions of this Section 5(a) will not result in an
          Adverse REMIC Event with respect to any REMIC Pool, or an Adverse
          Grantor Event with respect to either Grantor Trust Pool, under the
          Pooling and Servicing Agreement; and

                    (B) both of the following conditions would be satisfied if the Mortgage Loan Seller were to repurchase or replace only the
          Affected Loans and not the Other Crossed Loans:

                         (i) the debt service coverage ratio for all such Other
               Crossed Loan (excluding the Affected Loan(s)) for the four calendar quarters immediately preceding the repurchase or
               replacement is not less than the least of (A) 0.10x below the debt service coverage ratio for the Cross-Collateralized Group
               (including the Affected Loan(s)) set forth in Appendix B to the
               Prospectus Supplement, (B) the debt service coverage ratio for the Cross-Collateralized Group (including the Affected Loan(s))
               for the four preceding calendar quarters preceding the repurchase or replacement and (C) 1.25x; and

                         (ii) the loan-to-value ratio for the Other Crossed
               Loans is not greater than the greatest of (A) the loan-to-value ratio, expressed as a whole number (taken to one decimal place), for the Cross-Collateralized Group (including the Affected
               Loan(s)) set forth in Appendix B to the Prospectus Supplement plus 10%, (B) the loan-to-value ratio for the
               Cross-Collateralized Group (including the Affected Loan(s)) at the time of repurchase or replacement, and (C) 75%.

               The determination of the applicable Master Servicer as to whether the conditions set forth above have been satisfied shall be conclusive and binding in the absence of manifest error. The applicable Master Servicer will be entitled to cause to be delivered, or direct the Mortgage Loan
     Seller to (in which case the Mortgage Loan Seller shall) cause to be delivered, to the applicable Master Servicer an Appraisal of any or all of the related Mortgaged Properties for purposes of determining whether the condition set forth in clause (ii) above has been satisfied, in each case at the expense of the Mortgage

                                       10

     Loan Seller if the scope and cost of the Appraisal is approved by the
     Mortgage Loan Seller and the Controlling Class Representative (such approval not to be unreasonably withheld in each case).

               With respect to any Defective Mortgage Loan that forms a part of a Cross-Collateralized Group and as to which the conditions described in the preceding paragraph are satisfied, such that the Trust Fund will continue to hold the Other Crossed Loans, the Mortgage Loan Seller and the
     Purchaser agree to forbear from enforcing any remedies against the other's
     Primary Collateral but each is permitted to exercise remedies against the
     Primary Collateral securing its respective Mortgage Loans, including with respect to the Trustee, the Primary Collateral securing the Affected
     Loan(s) still held by the Trustee, so long as such exercise does not impair the ability of the Mortgage Loan Seller to exercise its remedies against its Primary Collateral. If the exercise of remedies by one such party would impair the ability of the other such party to exercise its remedies with respect to the Primary Collateral securing the Affected Loan or the Other
     Crossed Loans, as the case may be, held by the other such party, then both parties shall forbear from exercising such remedies unless and until the
     Mortgage Loan Documents evidencing and securing the relevant Mortgage Loans can be modified in a manner that complies with this Agreement to remove the threat of impairment as a result of the exercise of remedies. Any reserve or other cash collateral or letters of credit securing any of the
     Cross-Collateralized Loans shall be allocated between the Mortgage Loans in accordance with the Mortgage Loan Documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof. The Borrowers set forth on Schedule V to the
     Pooling and Servicing Agreement are intended third-party beneficiaries of the provisions set forth in this paragraph and the preceding paragraph. The provisions of this paragraph and the preceding paragraph may not be modified with respect to any Mortgage Loan without the related Borrower's consent.

               All costs and expenses incurred by the Trustee and the applicable
     Master Servicer with respect to any Cross-Collateralized Group pursuant to the preceding paragraph shall be included in the calculation of Purchase
     Price for the Affected Loan(s) to be repurchased or replaced.

          (b) Whenever one or more Replacement Mortgage Loans are substituted for a Defective Mortgage Loan by the Mortgage Loan Seller as contemplated by this Section 5, upon direction by the applicable Master Servicer, the Mortgage
Loan Seller shall deliver to the Trustee the related Mortgage File and a certification to the effect that such Replacement Mortgage Loan satisfies or such Replacement Mortgage Loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan". No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 5 if the Mortgage Loan to be replaced was itself a Replacement
Mortgage Loan, in which case, absent a cure of the relevant Material Breach or
Material Document Defect, the affected Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each
Replacement Mortgage Loan (if any) after the related date of substitution, and
Monthly Payments due with respect to each corresponding Deleted Mortgage Loan
(if any) after its respective Cut-off Date and on or prior to the related date of substitution, shall be part of the

                                       11

Trust Fund. Monthly Payments due with respect to each Replacement Mortgage Loan
(if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each corresponding Deleted Mortgage Loan (if any) after the related date of substitution, shall not be part of the Trust Fund and are to be remitted by the applicable Master Servicer to the Mortgage Loan Seller promptly following receipt.

          If any Mortgage Loan is to be repurchased or replaced by the Mortgage
Loan Seller as contemplated by this Section 5, upon direction by the applicable
Master Servicer, the Mortgage Loan Seller shall amend the Mortgage Loan Schedule to reflect the removal of any Deleted Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and deliver or cause the delivery of such amended Mortgage Loan Schedule to the parties to the
Pooling and Servicing Agreement. Upon any substitution of one or more
Replacement Mortgage Loans for a Deleted Mortgage Loan, such Replacement
Mortgage Loan(s) shall become part of the Trust Fund and be subject to the terms of this Agreement in all respects.

          (c) Upon the date when the full amount of the Purchase Price or
Substitution Shortfall Amount (as the case may be) for any Mortgage Loan repurchased or replaced by the related Mortgage Loan Seller as contemplated by this Section 5 has been deposited in the account designated therefor by the
Purchaser (or the applicable Master Servicer on its behalf), and further, if applicable, upon receipt by the Purchaser (or the Trustee or a Custodian appointed thereby) of the Mortgage File for each Replacement Mortgage Loan (if any) to be substituted for a Deleted Mortgage Loan, together with any certifications and/or opinions required pursuant to this Section 5 to be delivered by the Mortgage Loan Seller, the Purchaser (or the Trustee) shall (i)
release or cause the release of the Mortgage File and any Additional Collateral held by or on behalf of the Purchaser (or the Trustee) for the Deleted Mortgage
Loan to the Mortgage Loan Seller or its designee and (ii) execute and deliver such instruments of release, transfer and/or assignment, in each case without recourse, as shall be provided to it and are reasonably necessary to vest in the
Mortgage Loan Seller or its designee the ownership of the Deleted Mortgage Loan, and the Purchaser (or the applicable Master Servicer on its behalf) shall notify the affected Borrowers of the transfers of the Deleted Mortgage Loan(s) and any
Replacement Mortgage Loan(s). In connection with any such repurchase or substitution by the Mortgage Loan Seller, each of the applicable Master Servicer and the Special Servicer (or other servicing agent for the Purchaser) shall deliver to the Mortgage Loan Seller or its designee any portion of the related
Servicing File, together with any Escrow Payments, Reserve Funds and Additional
Collateral, held by or on behalf of such Master Servicer or the Special Servicer
(or other servicing agent for the Purchaser), as the case may be, with respect to the Deleted Mortgage Loan, in each case at the expense of the Mortgage Loan
Seller.

          (d) It is understood and agreed that the obligations of the Mortgage
Loan Seller set forth in this Section 5 to cure a Material Breach or a Material
Document Defect, or to repurchase or replace the related Defective Mortgage
Loan(s), constitute the sole remedies available to the Purchaser, the
Certificateholders or the Trustee on behalf of the Certificateholders with respect to a Breach or Document Defect in respect of any Mortgage Loan.

                                       12

          Notwithstanding the foregoing, to the extent (but only to the extent)
that (A) the Mortgage Loan Seller represents in the representation and warranty set forth in the final sentence of paragraph 23 or the representation and warranty set forth in the final sentence of paragraph 29 of Exhibit C attached hereto that the Borrower under a Mortgage Loan is required to pay, or that the lender is entitled to charge the Borrower for, a cost or expense described in such sentence, (B) such representation and warranty is untrue with respect to such cost or expense, (C) the Purchaser actually incurs such cost or such expense, (D) the Purchaser (or a Person acting on behalf of the Purchaser)
exercises efforts consistent with the Servicing Standard and the related
Mortgage Loan Documents to collect such cost or expense from the Borrower and
(E) the Borrower does not pay such cost or expense at or before the conclusion of the efforts described in the preceding clause (D), then the Mortgage Loan
Seller hereby covenants and agrees (it being the intention of the parties that all, and not less than all, of the conditions described in the preceding clauses
(A), (B), (C), (D) and (E) shall be precedent to such covenant and agreement) to pay such cost or expense within 90 days following a direction by the Purchaser
(or a Person acting on behalf of the Purchaser) to do so. Also notwithstanding the foregoing, the remedy described in the immediately preceding sentence shall constitute the sole remedy available to the Purchaser, the Certificateholders or the Trustee on behalf of the Certificateholders with respect to any breach of any representation described in clause (A) of the immediately preceding sentence, the Mortgage Loan Seller shall not otherwise have any obligation to cure such a breach and the Mortgage Loan Seller shall not have any obligation to repurchase or replace the affected Mortgage Loan.

          SECTION 6. Closing. The closing of the sale of the Mortgage Loans (the
"Closing") shall be held at the offices of Sidley Austin LLP, 787 Seventh
Avenue, New York, New York 10019 at 10:00 a.m., New York City time, on the
Closing Date.

          The Closing shall be subject to each of the following conditions:

                         (i) All of the representations and warranties of the
               Mortgage Loan Seller made pursuant to Section 4 of this Agreement shall be true and correct in all material respects as of the
               Closing Date;

                         (ii) All documents specified in Section 7 of this
               Agreement (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as such Agreement affects the obligations of the Mortgage Loan Seller hereunder), to the Mortgage Loan Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

                         (iii) The Mortgage Loan Seller shall have delivered and
               released to the Purchaser or its designee, all documents, funds and other assets required to be delivered thereto pursuant to
               Section 2 of this Agreement;

                         (iv) The result of any examination of the Mortgage
               Files for, and any other documents and records relating to, the
               Mortgage Loans

                                       13

               performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

                         (v) All other terms and conditions of this Agreement
               required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the
               Mortgage Loan Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed by it after the Closing
               Date;

                         (vi) The Mortgage Loan Seller shall have paid all fees
               and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement;

                         (vii) the Mortgage Loan Seller shall have received the
               purchase price for the Mortgage Loans, as contemplated by Section
               1; and

                         (viii) Neither the Underwriting Agreement nor the
               Certificate Purchase Agreement shall have been terminated in accordance with its terms.

               Each of the parties agrees to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the
     Closing Date.

          SECTION 7. Closing Documents. The Purchaser or its designee shall have received all of the following Closing Documents, in such forms as are agreed upon and acceptable to the Purchaser, the Underwriters, the Initial Purchasers
and the Rating Agencies (collectively, the "Interested Parties"), and upon which the Interested Parties may rely:

                         (i) This Agreement, duly executed by the Purchaser and
               the Mortgage Loan Seller;

                         (ii) Each of the Pooling and Servicing Agreement and
               the Indemnification Agreement, duly executed by the respective parties thereto;

                         (iii) An Officer's Certificate substantially in the
               form of Exhibit D-1 hereto, executed by the Secretary or an assistant secretary of the Mortgage Loan Seller, in his or her individual capacity, and dated the Closing Date, and upon which the Interested Parties may rely, attaching thereto as exhibits
               (A) the resolutions of the board of directors of the Mortgage
               Loan Seller authorizing the Mortgage Loan Seller's entering into the transactions contemplated by this Agreement and the
               Indemnification Agreement, and (B) the organizational documents of the Mortgage Loan Seller;

                                       14

                         (iv) A certificate of good standing with respect to the
               Mortgage Loan Seller issued by the Secretary of State of the
               State of New York not earlier than 60 days prior to the Closing
               Date, and upon which the Interested Parties may rely;

                         (v) A Certificate of the Mortgage Loan Seller
               substantially in the form of Exhibit D-2 hereto, executed by an executive officer of the Mortgage Loan Seller on the Mortgage
               Loan Seller's behalf and dated the Closing Date, and upon which the Interested Parties may rely;

                         (vi) The written opinion of in-house counsel for the
               Mortgage Loan Seller, dated the Closing Date and addressed to the
               Interested Parties and the Trustee, which opinion shall be substantially in the form of Exhibit D-3A hereto (with such additions, deletions or modifications as may be required by either Rating Agency);

                         (vii) A written opinion of Cadwalader, Wickersham &
               Taft LLP, special counsel for the Mortgage Loan Seller, dated the
               Closing Date and addressed to the Interested Parties and the
               Trustee, which opinion shall be substantially in the form of
               Exhibit D-3B hereto (with such additions, deletions or
               modifications as may be required by either Rating Agency);

                         (viii) A letter from Cadwalader, Wickersham & Taft LLP,
               special counsel for the Mortgage Loan Seller, dated the Closing
               Date and addressed to BSCMSI and the Underwriters, which letter shall be substantially in the form of Exhibit D-3C hereto;

                         (ix) copies of all other opinions rendered by counsel
               for the Mortgage Loan Seller to the Rating Agencies in connection with the transactions contemplated by this Agreement, including, but not limited to, with respect to the characterization of the transfer of the Mortgage Loans hereunder as a true sale, with each such opinion to be addressed to the other Interested Parties and the Trustee or accompanied by a letter signed by such counsel stating that the other Interested Parties and the Trustee may rely on such opinion as if it were addressed to them as of date thereof;

                         (x) One or more comfort letters from Deloitte & Touche
               LLP, certified public accountants, dated the date of any
               preliminary Prospectus Supplement, the Prospectus Supplement and
               the Memorandum, respectively, and addressed to, and in form and substance acceptable to, the Interested Parties (other than the
               Rating Agencies), stating in effect that, using the assumptions and methodology used by BSCMSI or the Underwriters, as
               applicable, all of which shall be described in such letters, they have recalculated such numbers and

                                       15

               percentages relating to the Mortgage Loans set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and
               the Memorandum, compared the results of their calculations to the corresponding items in any preliminary Prospectus Supplement, the
               Prospectus Supplement and the Memorandum, respectively, and found each such number and percentage set forth in any preliminary
               Prospectus Supplement, the Prospectus Supplement and the
               Memorandum, respectively, to be in agreement with the results of such calculations; and

                         (xi) Such further certificates, opinions and documents
               as the Purchaser may reasonably request or any Rating Agency may require.

          SECTION 8. Costs. Whether or not this Agreement is terminated, the costs and expenses incurred in connection with the transactions herein contemplated shall be allocated pursuant to the terms of a settlement statement dated the Closing Date.

          SECTION 9. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by similar mailed writing, if to the Purchaser, addressed to the Purchaser at 383 Madison Avenue,
New York, New York 10179, Attention: J. Christopher Hoeffel, Senior Managing
Director, Commercial Mortgage Department (with copies to the attention of Joseph
T. Jurkowski, Jr., Managing Director, Legal Department), or such other address as may be designated by the Purchaser to the Mortgage Loan Seller in writing, or, if to the Mortgage Loan Seller, addressed to the Mortgage Loan Seller at 383
Madison Avenue, New York, New York 10179, Attention: J. Christopher Hoeffel,
Senior Managing Director, Commercial Mortgage Department (with copies to the attention of Joseph T. Jurkowski, Jr., Managing Director, Legal Department), or
such other address as may be designated by the Mortgage Loan Seller to the
Purchaser in writing.

          SECTION 10. Miscellaneous. Neither this Agreement nor any term or provision hereof may be changed, waived, discharged or terminated except by a writing signed by a duly authorized officer of the party against whom enforcement of such change, waiver, discharge or termination is sought to be enforced. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder. Notwithstanding any contrary provision of this Agreement or the
Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise adversely affect, the Mortgage Loan Seller, without the consent of the Mortgage Loan Seller.

          SECTION 11. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller delivered pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of

                                       16

the Mortgage Loans by the Mortgage Loan Seller to BSCMSI and by BSCMSI to the
Trust, notwithstanding any restrictive or qualified endorsement or assignment in respect of any Mortgage Loan.

          SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this
Agreement that is prohibited or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

          SECTION 13. Governing Law; Consent to Jurisdiction; Waiver of Trial by
Jury. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE
LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND TO
BE PERFORMED ENTIRELY IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER
APPLICABLE LAW, EACH OF THE PURCHASER AND THE MORTGAGE LOAN SELLER HEREBY
IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL
COURTS SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY WITH RESPECT TO
MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL
CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN
SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE
EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; (IV) AGREES THAT A FINAL JUDGMENT
IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN
OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY
LAW; AND (V) WAIVES TO THE EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL
BY JURY IN ANY ACTION, CLAIM, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED
UPON CONTRACT, TORT OR OTHERWISE) RELATING TO OR ARISING OUT OF THIS AGREEMENT.

          SECTION 14. Further Assurances. The Mortgage Loan Seller and the
Purchaser each agrees to execute and deliver such instruments and take such further actions as any other party hereto may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this
Agreement.

          SECTION 15. Successors and Assigns. The rights and obligations of the
Mortgage Loan Seller under this Agreement shall not be assigned by the Mortgage
Loan Seller without the prior written consent of the Purchaser, except that any person into which the Mortgage Loan Seller may be merged or consolidated, or any person resulting from any merger, conversion or consolidation to which the
Mortgage Loan Seller is a party, or any person succeeding to all or substantially all of the business of the Mortgage Loan Seller, shall be the

                                       17

successor to the Mortgage Loan Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto,
BSCMSI is expressly authorized to assign its rights under this Agreement, in whole or in part, to the Trustee for the benefit of the registered holders and beneficial owners of the Certificates. To the extent of any such assignment, the
Trustee, for the benefit of the registered holders and beneficial owners of the
Certificates, shall be the Purchaser hereunder. Subject to the foregoing, this
Agreement shall bind and inure to the benefit of and be enforceable by the
Mortgage Loan Seller and the Purchaser, and their respective successors and permitted assigns.

          SECTION 16. Information. The Mortgage Loan Seller shall provide the
Purchaser with such information about itself, the Mortgage Loans and the underwriting and servicing procedures applicable to the Mortgage Loans as is (i)
customary in commercial mortgage loan securitization transactions, (ii) required by a Rating Agency or a governmental agency or body or (iii) reasonably requested by the Purchaser for use in a public or private disclosure document.

          SECTION 17. Cross-Collateralized Mortgage Loans. Notwithstanding
anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage
Loans (each, a "Cross-Collateralized Group"), by their terms, cross-defaulted and cross-collateralized, if identified as such on the Mortgage Loan Schedule.
For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 17 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in Exhibit C hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing
Agreement, shall be interpreted in a manner consistent with this Section 17. In addition, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such
Cross-Collateralized Group, the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans constituting such
Cross-Collateralized Group shall be deemed an inclusion of such original in the
Mortgage File for each such Mortgage Loan.

          SECTION 18. Entire Agreement. Except as otherwise expressly contemplated hereby, this Agreement constitutes the entire agreement and understanding of the parties with respect to the matters addressed herein, and this Agreement supersedes any prior agreements and/or understandings, written or oral, with respect to such matters.

                            [SIGNATURE PAGE FOLLOWS]

                                       18

          IN WITNESS WHEREOF, the Mortgage Loan Seller and the Purchaser have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                        BEAR STEARNS COMMERCIAL MORTGAGE, INC.

                                        By:
                                            ------------------------------------
                                            Name: Richard A. Ruffer Jr.
                                            Title: Managing Director

                                        BEAR STEARNS COMMERCIAL MORTGAGE
                                        SECURITIES INC.

                                        By:
                                            ------------------------------------
                                            Name: Richard A. Ruffer Jr.
                                            Title: Vice President

                                   BSCMI MLPA

                                    EXHIBIT A

                     SCHEDULE OF BSCMI POOLED MORTGAGE LOANS

                                     Ex. A-1

              SELLER LOAN
   ID            NUMBER      PROPERTY NAME                                    LOAN GROUP     ADDRESS
-----------------------------------------------------------------------------------------------------------------------------------

        1       46884        Alexandria Portfolio                                 1          Various
      1-a       46884        681 Gateway Boulevard                                           681 Gateway Boulevard
      1-b       46884        901 Gateway Boulevard                                           901 Gateway Boulevard
      1-c       46884        7000 Shoreline Court                                            7000 Shoreline Court
      1-d       46884        951 Gateway Boulevard                                           951 Gateway Boulevard
        3       45782        Paces West                                           1          2727 Paces Ferry Road
        6       46841        Fairmont Plaza Office                                1          50 West San Fernando St.
        7       46993        Brandywine Anchors                                   1          5190 Brandywine Parkway
        9       47205        Le Pavillon Hotel                                    1          833 Poydras Street
       10       46169        Pennswood Apartments                                 2          4913 Wynnewood Road
       11       47102        Brandywine Center Crescent Lower Level               1          5190 Brandywine Parkway
       15       44041        Colonial Park                                        2          42-12 Williamsburg Drive
       16       45899        Phillipsburg Commerce Center                         1          942 Memorial Parkway/Route 22
       17       47103        Brandywine Mixed Use                                 1          5190 Brandywine parkway
       18       47204        913 Old Philadelphia Road                            1          913 Old Philadelphia Road
       22       47104        Brandywine Market Square                             1          5515 & 5601 Concord Pike
       25       47320        Legacy Village                                       1          NWC of Baseline Road & 24th Street
       26       47105        Brandywine Condominium                               1          5190 Brandywine Parkway
       30       46962        730 Pilot Road                                       1          730 Pilot Road
       36       46205        Parker Square                                        1          300-900 Parker Square
       37       47173        Ozburn Hessey Logistics                              1          7401 Fremont Pike
       38       45472        Petroleum Towers                                     1          8626-8700 Tesoro Drive
       39       46651        Oakwood Apartments                                   2          26300 Berg Road
       40       47000        600 & 619 Alexander Road                             1          600 & 619 Alexander Road
       46       46918        BJ's Miami                                           1          17250 NW 57th Avenue
       48       44091        The Willows at Barrington                            2          1200 Clements Bridge Road
       53       46185        Madelon Condominium                                  1          3251 Prospect Street, N.W.
       55       45720        Chapel Hill Commons                                  1          4919 Flat Shoals Parkway
       57       46903        Kyrene Village                                       1          6045-6245 West Chandler Boulevard
       59       45975        Lake Forest Marketplace                              1          23831 El Toro Boulevard
       64       45873        Perkasie Square                                      1          505 Constitution Avenue
       65       47207        Courtyard Apartments Valdosta                        2          480 Murray Road
       70       44044        Fox Ridge                                            2          220 A Dobbs Drive
       73       47177        La Quinta Carlsbad                                   1          760 Macadamia Drive
       74       47184        New Bern Commons                                     1          4501 New Bern Avenue
       76       46919        Green Bay Hilton Garden Inn                          1          1015 Lombardi Avenue
       88       47022        2520 & 2530 Riva Road                                1          Various
     88-a       47022        2520 Riva Road - Best Western Riva Road                         2520 Riva Road
     88-b       47022        2530 Riva Road - Riva Road Office                               2530 Riva Road
       90       46377        Villages of Lake Jackson                             2          504 Highway 332
       94       46762        Lindbergh & Sunshine                                 1          Various
     94-a       46762        Lindbergh Park                                                  7500 & 7510-20 Lindbergh Drive
     94-b       46762        Sunshine Shopping Center                                        22301 Georgia Avenue
       99       44227        Agua Caliente                                        1          6990 E. Shea Boulevard
      104       47044        Appleton Hilton Garden Inn                           1          720 Eisenhower Drive
      109       47395        Hampton Inn Exton                                    1          4 North Pottstown Pike
      113       46852        Philadelphia Office Portfolio                        1          Various
    113-a       46852        Smylie Times Building                                           2607 Rhawn Street
    113-b       46852        Roosevelt Building                                              8040 East Roosevelt Blvd.
      115       46980        Upper Montclair Portfolio                            1          Various
    115-a       46980        605 Valley Road                                                 605 Valley Road
    115-b       46980        221-227 Bellevue Avenue                                         223-227 Bellevue Avenue
    115-c       46980        572 Valley Road                                                 572 Valley Road
      125       47081        Gibraltar Court                                      1          165 Gibraltar Court
      129       46664        Hillside Industrial NJ                               1          1319 North Broad Street
      140       46692        5801 West Side Avenue                                1          5801 West Side Avenue
      145       46881        Highland Plaza Shopping Center                       1          10118 West 119th Street
      160       46972        711 Daily Drive                                      1          711 Daily Drive
      161       46818        20-22 Meridian Road                                  1          20-22 Meridian Road
      167       46192        1528 Chestnut Street                                 1          1528 Chestnut Street
      168       45477        The Meadowridge Business Center                      1          6605 Business Parkway
      170       46139        Sunquest Apartments                                  2          445 North Pantano Road
      174       45444        Hebron Crossing                                      1          1016 East Hebron Parkway
      176       43777        Attleboro Corporate Campus                           1          Various
    176-a       43777        Attleboro Corporate Campus Bldg. 12                             533 Pleasant Street
    176-b       43777        Attleboro Corporate Campus Bldg. 5                              537 Pleasant Street
      177       46534        Evenhaim Building                                    1          21530 Roscoe Blvd.
      184       46371        Beacon Hill Hotel and Bistro                         1          25 Charles Street
      188       47323        Monson Plaza                                         1          107 - 123 Main Street
      197       46822        Raley's Office Building                              1          681 West Capitol Avenue
      202       47217        Rite Aid - Flat Rock                                 1          28659 Telegraph Rd
      203       46177        New Englander Industrial Park                        1          100,150,161,210,241 Kuniholm Drive
      204       46636        176 East 176th Street                                2          176 East 176th St
      205       47218        Rite Aid - Warren                                    1          3950 E. 14 Mile Road
      212       46804        Eckerd - Mattydale                                   1          2616 Brewerton Road
      214       45803        Super 8 Mission Valley                               1          4380 Alvarado Canyon Road
      216       46813        Eckerd - Philadelphia                                1          7418 Oxford Avenue
      218       46803        Eckerd - Syracuse (Valley)                           1          401 West Seneca Turnpike
      225       46805        Eckerd - Liverpool (Route 57)                        1          7398 Oswego Road
      226       47199        Coconut Grove Shopping Center                        1          2801 East University Drive
      228       46811        Eckerd - Elmira North Main                           1          119 West 2nd Street
      236       46635        2505 Olinville Avenue                                2          2505 Olinville Avenue
      242       47219        Rite Aid - Macomb                                    1          46977 Romeo Plank Road
      246       47579        Cary Hill Plaza Shopping Center                      1          240 East Ashland Street
      250       47227        Days Inn Banning                                     1          2320 West Ramsey Street
      252       46809        Eckerd - Cortlandville                               1          1067 State Route 222
      254       47572        CVS - Derry                                          1          48 East Broadway
      258       46806        Eckerd - Old Liverpool                               1          703 Old Liverpool Road
      265       46807        CVS - West Monroe                                    1          3423 Cypress Street
      267       47113        JP Morgan Chase Branch                               1          160 Brighton Avenue
      272       45511        25-33 1/2 Mill Road                                  1          25-33 1/2 Mill Road
      275       46637        344 East 209th Street                                2          344 East 209th Street
      285       46634        2935 Holland Avenue                                  2          2935 Holland Avenue
      294       46631        2885 Briggs Avenue                                   2          2885 Briggs Avenue
      299       47326        Rite-Aid Lansing                                     1          1019 West Saginaw Street

                                                                                        CUT-OFF DATE      P&I MONTHLY DEBT
   ID                 CITY              STATE     ZIP CODE          ORIGINAL BALANCE      BALANCE            SERVICE
-----------------------------------------------------------------------------------------------------------------------------

        1   South San Francisco          CA         94080                146,000,000      145,889,811          908,273
      1-a   South San Francisco          CA         94080                 50,750,000       50,711,698
      1-b   South San Francisco          CA         94080                 38,000,000       37,971,321
      1-c   South San Francisco          CA         94080                 35,250,000       35,223,396
      1-d   South San Francisco          CA         94080                 22,000,000       21,983,396
        3   Atlanta                      GA         30339                 84,000,000       84,000,000          386,210
        6   San Jose                     CA         95113                 64,000,000       64,000,000          318,686
        7   Wilmington                   DE         19803                 61,375,000       61,375,000          310,878
        9   New Orleans                  LA         70112                 42,000,000       42,000,000          222,179
       10   Harrisburg                   PA         17109                 33,000,000       33,000,000          173,119
       11   Wilmington                   DE         19803                 31,550,000       31,550,000          159,808
       15   Harrisburg                   PA         17109                 27,360,000       27,360,000          128,875
       16   Phillipsburg                 NJ         08865                 27,000,000       26,513,898          187,135
       17   Wilmington                   DE         19803                 26,250,000       26,250,000          132,962
       18   Aberdeen                     MD         21001                 26,000,000       26,000,000          132,860
       22   Wilmington                   DE         19803                 24,375,000       24,375,000          123,465
       25   Phoenix                      AZ         85042                 22,750,000       22,750,000          118,098
       26   Wilmington                   DE         19803                 22,650,000       22,650,000          114,727
       30   Las Vegas                    NV         89119                 19,450,000       19,450,000          98,026
       36   Flower Mound                 TX         75028                 17,700,000       17,700,000          87,920
       37   Perrysburg                   OH         43551                 17,280,000       17,280,000          87,819
       38   San Antonio                  TX         78217                 17,000,000       17,000,000          94,712
       39   Southfield                   MI         48034                 17,000,000       16,973,535          104,617
       40   Princeton                    NJ         08540                 16,500,000       16,500,000          85,082
       46   Miami Lakes                  FL         33015                 15,000,000       15,000,000          78,260
       48   Barrington Borough           NJ         08007                 14,948,566       14,948,566          68,380
       53   Washington D.C.              DC         20007                 14,210,000       14,210,000          69,528
       55   Decatur                      GA         30034                 14,000,000       14,000,000          67,388
       57   Chandler                     AZ         85226                 13,800,000       13,777,717          83,708
       59   Lake Forest                  CA         92630                 13,200,000       13,200,000          67,642
       64   Perkasie                     PA         18944                 12,500,000       12,464,306          72,606
       65   Valdosta                     GA         31602                 12,025,000       12,025,000          62,941
       70   Hi-Nella                     NJ         08083                 11,240,000       11,240,000          52,944
       73   Carlsbad                     CA         92009                 11,150,000       11,122,134          68,827
       74   Raleigh                      NC         27610                 11,100,000       11,100,000          57,152
       76   Green Bay                    WI         54304                 10,780,000       10,767,523          72,713
       88   Annapolis                    MD         21401                  9,500,000        9,500,000          49,717
     88-a   Annapolis                    MD         21401                  5,541,667        5,541,667
     88-b   Annapolis                    MD         21401                  3,958,333        3,958,333
       90   Lake Jackson                 TX         77566                  9,400,000        9,400,000          49,440
       94   Various                      MD        Various                 9,000,000        9,000,000          46,903
     94-a   Gaithersburg                 MD         20879                  7,850,000        7,850,000
     94-b   Brookeville                  MD         20833                  1,150,000        1,150,000
       99   Scottsdale                   AZ         85254                  8,600,000        8,600,000          44,367
      104   Kimberly                     WI         54136                  8,140,000        8,130,695          55,216
      109   Exton                        PA         19341                  7,500,000        7,490,645          48,860
      113   Philadelphia                 PA         19152                  7,325,000        7,325,000          37,573
    113-a   Philadelphia                 PA         19152                  5,417,448        5,417,448
    113-b   Philadelphia                 PA         19152                  1,907,552        1,907,552
      115   Upper Montclair              NJ         07043                  7,275,000        7,275,000          36,567
    115-a   Upper Montclair              NJ         07043                  2,543,000        2,543,000
    115-b   Upper Montclair              NJ         07043                  2,531,000        2,531,000
    115-c   Upper Montclair              NJ         07043                  2,201,000        2,201,000
      125   Sunnyvale                    CA         94089                  7,000,000        7,000,000          36,716
      129   Hillside                     NJ         07205                  7,000,000        6,982,783          43,511
      140   North Bergen                 NJ         07047                  6,500,000        6,478,140          39,705
      145   Overland Park                KS         66213                  6,300,000        6,300,000          32,299
      160   Camarillo                    CA         93010                  5,600,000        5,600,000          28,678
      161   Eatontown                    NJ         07724                  5,500,000        5,484,251          31,905
      167   Philadelphia                 PA         19102                  5,200,000        5,187,101          32,204
      168   Elkridge                     MD         21075                  5,200,000        5,186,384          31,441
      170   Tucson                       AZ         85710                  5,000,000        4,992,146          30,662
      174   Carrollton                   TX         75010                  4,900,000        4,900,000          25,234
      176   Attleboro                    MA         02703                  4,800,000        4,788,673          32,135
    176-a   Attleboro                    MA         02703                  4,204,380        4,194,458
    176-b   Attleboro                    MA         02703                    595,620          594,214
      177   Canoga Park                  CA         91304                  4,750,000        4,738,362          31,249
      184   Boston                       MA         02114                  4,600,000        4,576,535          30,262
      188   Monson                       MA         01057                  4,425,000        4,425,000          22,619
      197   West Sacramento              CA         95605                  4,000,000        4,000,000          21,140
      202   Flat Rock                    MI         48134                  3,750,000        3,750,000          19,432
      203   Holliston                    MA         01746                  3,700,000        3,683,198          22,148
      204   Bronx                        NY         10457                  3,683,177        3,683,177          20,134
      205   Warren                       MI         48092                  3,675,000        3,675,000          19,043
      212   Mattydale                    NY         13211                  3,492,000        3,483,346          21,635
      214   San Diego                    CA         92120                  3,450,000        3,441,541          21,474
      216   Philadelphia                 PA         19111                  3,340,000        3,331,723          20,693
      218   Syracuse                     NY         13207                  3,283,000        3,274,801          20,272
      225   Liverpool                    NY         13090                  3,059,000        3,051,419          18,952
      226   Mesa                         AZ         85213                  3,050,000        3,050,000          16,016
      228   Elmira                       NY         14901                  3,040,000        3,032,281          18,635
      236   Bronx                        NY         10467                  2,950,000        2,950,000          15,924
      242   Macomb                       MI         48044                  2,775,000        2,775,000          14,380
      246   Brockton                     MA         02302                  2,660,000        2,660,000          16,373
      250   Banning                      CA         92220                  2,450,000        2,443,877          15,123
      252   Cortlandville                NY         13045                  2,404,000        2,397,996          14,844
      254   Derry                        NH         03038                  2,300,000        2,300,000          11,811
      258   Liverpool                    NY         13088                  2,208,000        2,202,486          13,634
      265   West Monroe                  LA         71291                  2,085,000        2,079,793          12,874
      267   Long Branch                  NJ         07740                  2,050,000        2,050,000          10,912
      272   Eastchester                  NY         10709                  1,900,000        1,893,602          11,600
      275   Bronx                        NY         10467                  1,763,704        1,763,704           9,641
      285   Bronx                        NY         10467                  1,477,291        1,477,291           8,076
      294   Bronx                        NY         10458                  1,180,828        1,180,828           6,455
      299   Lansing                      MI         48915                  1,041,000        1,041,000           5,189

              IO MONTHLY DEBT                     INTEREST ACCRUAL                                              ORIGINAL TERM TO
   ID             SERVICE        MORTGAGE RATE         BASIS         ARD LOAN (Y/N)    MATURITY DATE OR ARD   MATURITY OR ARD (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

        1           NAP            6.34800%          Actual/360            No                8/1/2016                  120
      1-a
      1-b
      1-c
      1-d
        3         473,875          5.44170%          Actual/360            No                5/1/2016                  120
        6         379,341          5.89350%          Actual/360            No                6/1/2016                  120
        7           NAP            5.99500%          Actual/360            No                7/1/2016                  120
        9         277,347          6.26100%          Actual/360            No                8/1/2016                  120
       10         202,308          6.20900%          Actual/360            No                8/1/2016                  120
       11           NAP            5.99500%          Actual/360            No                7/1/2016                  120
       15         156,637          5.57500%          Actual/360            Yes               7/1/2020                  180
       16           NAP            5.59200%          Actual/360            No                1/1/2016                  120
       17           NAP            5.99500%          Actual/360            No                7/1/2016                  120
       18         156,686          6.04800%          Actual/360            No                7/1/2016                  120
       22           NAP            5.99500%          Actual/360            No                7/1/2016                  120
       25         138,511          6.14400%          Actual/360            No                7/1/2016                  120
       26           NAP            5.99500%          Actual/360            No                7/1/2016                  120
       30         116,175          5.96500%          Actual/360            No                7/1/2016                  120
       36         104,747          5.87900%          Actual/360            No                4/1/2016                  120
       37         103,769          6.01500%          Actual/360            Yes               7/1/2016                  120
       38         108,505          6.59400%          Actual/360            No                3/1/2016                  117
       39           NAP            6.24500%          Actual/360            No                7/1/2016                  120
       40         100,021          6.10300%          Actual/360            No                7/1/2016                  120
       46           NAP            6.17500%          Actual/360            No                9/1/2016                  120
       48          84,071          5.41400%          Actual/360            Yes               7/1/2020                  180
       53          83,296          5.79100%          Actual/360            No                5/1/2016                  120
       55          81,229          5.69700%          Actual/360            No                4/1/2016                  120
       57           NAP            6.10900%          Actual/360            No                7/1/2016                  120
       59          79,693          6.06500%          Actual/360            No                6/1/2016                  120
       64           NAP            5.70700%          Actual/360            No                6/1/2016                  120
       65          73,610          6.19500%          Actual/360            No                9/1/2016                  120
       70          64,349          5.57500%          Actual/360            Yes               6/1/2020                  180
       73           NAP            6.27400%          Actual/360            No                6/1/2016                  120
       74          67,222          6.09400%          Actual/360            No                7/1/2016                  120
       76           NAP            6.48900%          Actual/360            No                8/1/2016                  120
       88          58,148          6.19400%          Actual/360            No                8/1/2016                  120
     88-a
     88-b
       90          57,725          6.22500%          Actual/360            No                7/1/2011                   60
       94          54,935          6.16800%          Actual/360            No                6/1/2016                  120
     94-a
     94-b
       99          52,149          6.10600%          Actual/360            No                7/1/2016                  120
      104           NAP            6.55000%          Actual/360            No                8/1/2016                  120
      109           NAP            6.11700%          Actual/360            No                8/1/2016                  120
      113          44,252          6.07100%          Actual/360            No                6/1/2016                  120
    113-a
    113-b
      115          43,379          5.94900%          Actual/360            No                6/1/2016                  120
    115-a
    115-b
    115-c
      125          42,909          6.20800%          Actual/360            No                6/1/2016                  120
      129           NAP            6.34000%          Actual/360            No                6/1/2016                  120
      140           NAP            6.17500%          Actual/360            No                5/1/2016                  120
      145          38,048          6.06800%          Actual/360            No                6/1/2016                  120
      160          33,795          6.06100%          Actual/360            No                7/1/2016                  120
      161           NAP            5.69500%          Actual/360            No                6/1/2016                  120
      167           NAP            6.30500%          Actual/360            No                6/1/2016                  120
      168           NAP            6.07900%          Actual/360            No                6/1/2016                  120
      170           NAP            6.21200%          Actual/360            No                7/1/2016                  120
      174          29,678          6.09500%          Actual/360            No                6/1/2016                  120
      176           NAP            6.40800%          Actual/360            No                7/1/2016                  120
    176-a
    176-b
      177           NAP            6.22100%          Actual/360            No                7/1/2016                  120
      184           NAP            6.22100%          Actual/360            No                5/1/2016                  120
      188          26,673          6.05000%          Actual/360            No                7/1/2016                  120
      197          24,642          6.25500%          Actual/360            No                6/1/2016                  120
      202          22,805          6.13300%          Actual/360            Yes               7/1/2016                  120
      203           NAP            5.98500%          Actual/360            No                4/1/2016                  120
      204          23,208          6.47000%          Actual/360            No                6/1/2011                   60
      205          22,349          6.13300%          Actual/360            Yes               7/1/2016                  120
      212           NAP            6.30900%          Actual/360            Yes               6/1/2016                  120
      214           NAP            6.35300%          Actual/360            No                6/1/2016                  120
      216           NAP            6.30900%          Actual/360            Yes               6/1/2016                  120
      218           NAP            6.27700%          Actual/360            Yes               6/1/2016                  120
      225           NAP            6.30900%          Actual/360            Yes               6/1/2016                  120
      226          18,710          6.21500%          Actual/360            No                7/1/2016                  120
      228           NAP            6.20800%          Actual/360            Yes               6/1/2016                  120
      236          18,431          6.38900%          Actual/360            No                9/1/2011                   60
      242          16,876          6.13300%          Actual/360            Yes               7/1/2016                  120
      246           NAP            6.24700%          Actual/360            No                9/1/2021                  180
      250           NAP            6.27400%          Actual/360            No                6/1/2016                  120
      252           NAP            6.27700%          Actual/360            Yes               6/1/2016                  120
      254           NAP            6.07800%          Actual/360            No                8/1/2016                  120
      258           NAP            6.27700%          Actual/360            Yes               6/1/2016                  120
      265           NAP            6.27700%          Actual/360            Yes               6/1/2016                  120
      267           NAP            6.30000%          Actual/360            Yes               7/1/2015                  108
      272           NAP            6.17000%          Actual/360            No                5/1/2021                  180
      275          11,113          6.47000%          Actual/360            No                6/1/2011                   60
      285          9,308           6.47000%          Actual/360            No                6/1/2011                   60
      294          7,440           6.47000%          Actual/360            No                6/1/2011                   60
      299           NAP            5.90000%          Actual/360            Yes               7/1/2016                  120

                       STATED REMAINING       ORIGINAL         REMAINING
                       TERM TO MATURITY     AMORTIZATION     AMORTIZATION      CROSSED WITH
    ID                  OR ARD (MOS.)       TERM (MOS.)       TERM (MOS.)       OTHER LOANS     CROSSED LOAN ID
------------------------------------------------------------------------------------------------------------------

        1                   119                360                359
      1-a
      1-b
      1-c
      1-d
        3                   116                360                360
        6                   117                360                360
        7                   118                  0                  0
        9                   119                300                300
       10                   119                360                360
       11                   118                  0                  0
       15                   166                360                360
       16                   112                240                232
       17                   118                  0                  0
       18                   118                360                360
       22                   118                  0                  0
       25                   118                360                360
       26                   118                  0                  0
       30                   118                360                360
       36                   115                360                360
       37                   118                360                360
       38                   114                360                360
       39                   118                360                358
       40                   118                360                360
       46                   120                  0                  0
       48                   166                360                360
       53                   116                360                360
       55                   115                360                360
       57                   118                360                358
       59                   117                360                360
       64                   117                360                357
       65                   120                360                360
       70                   165                360                360
       73                   117                360                357
       74                   118                360                360
       76                   119                300                299
       88                   119                360                360
     88-a
     88-b
       90                    58                360                360
       94                   117                360                360
     94-a
     94-b
       99                   118                360                360
      104                   119                300                299
      109                   119                300                299
      113                   117                360                360
    113-a
    113-b
      115                   117                360                360
    115-a
    115-b
    115-c
      125                   117                360                360
      129                   117                360                357
      140                   116                360                356
      145                   117                360                360
      160                   118                360                360
      161                   117                360                357
      167                   117                360                357
      168                   117                360                357
      170                   118                360                358
      174                   117                360                360
      176                   118                300                298
    176-a
    176-b
      177                   118                300                298
      184                   116                300                296
      188                   118                360                360
      197                   117                360                360
      202                   118                360                360
      203                   115                360                355
      204                    57                360                360
      205                   118                360                360
      212                   117                360                357
      214                   117                360                357
      216                   117                360                357
      218                   117                360                357
      225                   117                360                357
      226                   118                360                360
      228                   117                360                357
      236                    60                360                360
      242                   118                360                360
      246                   180                360                360
      250                   117                360                357
      252                   117                360                357
      254                   119                  0                  0
      258                   117                360                357
      265                   117                360                357
      267                   106                  0                  0
      272                   176                360                356
      275                    57                360                360
      285                    57                360                360
      294                    57                360                360
      299                   118                  0                  0

                                                                                                               ADMINISTRATIVE
   ID                 PREPAYMENT PROVISIONS (# OF PAYMENTS)          OWNERSHIP INTEREST       LOAN SELLER         FEE RATE
-------------------------------------------------------------------------------------------------------------------------------

        1   LO(25)/GRTR1% or YM(91)/Open(4)                                  Fee              BSCMI               0.03153%
      1-a                                                                    Fee              BSCMI
      1-b                                                                    Fee              BSCMI
      1-c                                                                    Fee              BSCMI
      1-d                                                                    Fee              BSCMI
        3   LO(28)/Defeasance(91)/Open(1)                                    Fee              BSCMI               0.03153%
        6   LO(27)/Defeasance(89)/Open(4)                                    Fee              BSCMI               0.03153%
        7   LO(26)/Defeasance(90)/Open(4)                                    Fee              BSCMI               0.03153%
        9   LO(25)/Defeasance(94)/Open(1)                                    Fee              BSCMI               0.07153%
       10   LO(25)/Defeasance(91)/Open(4)                                    Fee              BSCMI               0.03153%
       11   LO(26)/Defeasance(90)/Open(4)                                    Fee              BSCMI               0.03153%
       15   LO(38)/Defeasance(141)/Open(1)                                   Fee              BSCMI               0.03153%
       16   LO(32)/Defeasance(87)/Open(1)                                    Fee              BSCMI               0.03153%
       17   LO(26)/Defeasance(90)/Open(4)                                    Fee              BSCMI               0.03153%
       18   LO(26)/Defeasance(93)/Open(1)                                    Fee              BSCMI               0.03153%
       22   LO(26)/Defeasance(90)/Open(4)                                    Fee              BSCMI               0.03153%
       25   LO(26)/Defeasance(93)/Open(1)                                    Fee              BSCMI               0.03153%
       26   LO(26)/Defeasance(90)/Open(4)                                    Fee              BSCMI               0.03153%
       30   LO(48)/GRTR1% or YM(71)/Open(1)                                  Fee              BSCMI               0.03153%
       36   LO(29)/Defeasance(90)/Open(1)                                    Fee              BSCMI               0.03153%
       37   LO(26)/Defeasance(93)/Open(1)                                    Fee              BSCMI               0.03153%
       38   LO(27)/Defeasance(88)/Open(2)                                    Fee              BSCMI               0.07153%
       39   LO(26)/Defeasance(93)/Open(1)                                    Fee              BSCMI               0.03153%
       40   LO(26)/Defeasance(93)/Open(1)                                    Fee              BSCMI               0.07153%
       46   LO(24)/Defeasance(95)/Open(1)                                    Fee              BSCMI               0.03153%
       48   LO(38)/Defeasance(141)/Open(1)                                   Fee              BSCMI               0.03153%
       53   LO(28)/Defeasance(91)/Open(1)                                    Fee              BSCMI               0.07153%
       55   LO(29)/Defeasance(90)/Open(1)                                    Fee              BSCMI               0.03153%
       57   LO(26)/Defeasance(92)/Open(2)                                    Fee              BSCMI               0.03153%
       59   LO(27)/Defeasance(92)/Open(1)                                 Leasehold           BSCMI               0.03153%
       64   LO(27)/Defeasance(92)/Open(1)                                    Fee              BSCMI               0.03153%
       65   LO(24)/Defeasance(95)/Open(1)                                    Fee              BSCMI               0.03153%
       70   LO(39)/Defeasance(140)/Open(1)                                   Fee              BSCMI               0.03153%
       73   LO(27)/Defeasance(92)/Open(1)                                    Fee              BSCMI               0.03153%
       74   LO(26)/Defeasance(93)/Open(1)                                    Fee              BSCMI               0.03153%
       76   LO(25)/Defeasance(94)/Open(1)                                    Fee              BSCMI               0.03153%
       88   LO(25)/Defeasance(94)/Open(1)                                    Fee              BSCMI               0.03153%
     88-a                                                                    Fee              BSCMI
     88-b                                                                    Fee              BSCMI
       90   LO(26)/GRTR1% or YM(33)/Open(1)                                  Fee              BSCMI               0.03153%
       94   LO(27)/Defeasance(92)/Open(1)                                    Fee              BSCMI               0.03153%
     94-a                                                                    Fee              BSCMI
     94-b                                                                    Fee              BSCMI
       99   LO(26)/Defeasance(93)/Open(1)                                    Fee              BSCMI               0.03153%
      104   LO(25)/Defeasance(94)/Open(1)                                    Fee              BSCMI               0.03153%
      109   LO(25)/Defeasance(94)/Open(1)                                    Fee              BSCMI               0.03153%
      113   GRTR2% or YM(27)/Defeasance(90)/Open(3)                          Fee              BSCMI               0.03153%
    113-a                                                                    Fee              BSCMI
    113-b                                                                    Fee              BSCMI
      115   LO(27)/Defeasance(92)/Open(1)                                    Fee              BSCMI               0.03153%
    115-a                                                                    Fee              BSCMI
    115-b                                                                    Fee              BSCMI
    115-c                                                                    Fee              BSCMI
      125   LO(27)/GRTR1% or YM(90)/Open(3)                                  Fee              BSCMI               0.03153%
      129   LO(27)/Defeasance(92)/Open(1)                                    Fee              BSCMI               0.03153%
      140   LO(28)/Defeasance(91)/Open(1)                                    Fee              BSCMI               0.03153%
      145   LO(27)/Defeasance(91)/Open(2)                                    Fee              BSCMI               0.03153%
      160   LO(26)/Defeasance(93)/Open(1)                                    Fee              BSCMI               0.03153%
      161   LO(27)/Defeasance(92)/Open(1)                                    Fee              BSCMI               0.03153%
      167   LO(47)/Defeasance(72)/Open(1)                                    Fee              BSCMI               0.03153%
      168   LO(27)/Defeasance(92)/Open(1)                                    Fee              BSCMI               0.07153%
      170   LO(26)/GRTR3% or YM(90)/Open(4)                                  Fee              BSCMI               0.03153%
      174   LO(27)/Defeasance(91)/Open(2)                                    Fee              BSCMI               0.03153%
      176   LO(26)/Defeasance(93)/Open(1)                                    Fee              BSCMI               0.07153%
    176-a                                                                    Fee              BSCMI
    176-b                                                                    Fee              BSCMI
      177   LO(26)/Defeasance(93)/Open(1)                                    Fee              BSCMI               0.03153%
      184   LO(28)/Defeasance(91)/Open(1)                                    Fee              BSCMI               0.07153%
      188   LO(26)/Defeasance(93)/Open(1)                                    Fee              BSCMI               0.03153%
      197   LO(27)/Defeasance(92)/Open(1)                                    Fee              BSCMI               0.03153%
      202   LO(26)/Defeasance(93)/Open(1)                                    Fee              BSCMI               0.03153%
      203   LO(29)/Defeasance(90)/Open(1)                                    Fee              BSCMI               0.07153%
      204   GRTR2% or YM(25)/GRTR1% or YM (34)/Open(1)                       Fee              BSCMI               0.03153%
      205   LO(26)/Defeasance(93)/Open(1)                                    Fee              BSCMI               0.03153%
      212   LO(27)/Defeasance(92)/Open(1)                                    Fee              BSCMI               0.03153%
      214   LO(27)/Defeasance(92)/Open(1)                                    Fee              BSCMI               0.03153%
      216   LO(27)/Defeasance(92)/Open(1)                                    Fee              BSCMI               0.03153%
      218   LO(27)/Defeasance(92)/Open(1)                                    Fee              BSCMI               0.03153%
      225   LO(27)/Defeasance(92)/Open(1)                                    Fee              BSCMI               0.03153%
      226   LO(26)/Defeasance(93)/Open(1)                                    Fee              BSCMI               0.03153%
      228   LO(27)/Defeasance(92)/Open(1)                                    Fee              BSCMI               0.03153%
      236   GRTR2% or YM(25)/GRTR1% or YM (34)/Open(1)                       Fee              BSCMI               0.03153%
      242   LO(26)/Defeasance(93)/Open(1)                                    Fee              BSCMI               0.03153%
      246   LO(24)/Defeasance(155)/Open(1)                                   Fee              BSCMI               0.03153%
      250   LO(27)/Defeasance(92)/Open(1)                                    Fee              BSCMI               0.03153%
      252   LO(27)/Defeasance(92)/Open(1)                                    Fee              BSCMI               0.03153%
      254   LO(25)/Defeasance(94)/Open(1)                                    Fee              BSCMI               0.03153%
      258   LO(27)/Defeasance(92)/Open(1)                                    Fee              BSCMI               0.03153%
      265   LO(27)/Defeasance(92)/Open(1)                                    Fee              BSCMI               0.03153%
      267   LO(26)/Defeasance(80)/Open(2)                                    Fee              BSCMI               0.07153%
      272   LO(28)/Defeasance(151)/Open(1)                                   Fee              BSCMI               0.03153%
      275   GRTR2% or YM(25)/GRTR1% or YM (34)/Open(1)                       Fee              BSCMI               0.03153%
      285   GRTR2% or YM(25)/GRTR1% or YM (34)/Open(1)                       Fee              BSCMI               0.03153%
      294   GRTR2% or YM(25)/GRTR1% or YM (34)/Open(1)                       Fee              BSCMI               0.03153%
      299   LO(26)/Defeasance(90)/Open(4)                                    Fee              BSCMI               0.03153%

                                 GRACE PERIOD
   ID        DUE DATE        (PRIOR TO LATE FEES)     LETTER OF CREDIT       LETTER OF CREDIT DESCRIPTION
-----------------------------------------------------------------------------------------------------------

        1   1st                                5
      1-a
      1-b
      1-c
      1-d
        3   1st                                0
        6   1st                                0
        7   1st                                0
        9   1st                                3
       10   1st                                0
       11   1st                                0
       15   1st                                5
       16   1st                                5
       17   1st                                0
       18   1st                                5
       22   1st                                0
       25   1st                                5
       26   1st                                0
       30   1st                                0
       36   1st                                5
       37   1st                                5
       38   1st                                5
       39   1st                                5
       40   1st                                0
       46   1st                                5
       48   1st                                5
       53   1st                                5
       55   1st                                5
       57   1st                                5
       59   1st                                5
       64   1st                                5
       65   1st                                0
       70   1st                                5
       73   1st                                5
       74   1st                                5
       76   1st                                5
       88   1st                                5
     88-a
     88-b
       90   1st                                5
       94   1st                                5
     94-a
     94-b
       99   1st                                5
      104   1st                                5
      109   1st                                5
      113   1st                                5
    113-a
    113-b
      115   1st                                5
    115-a
    115-b
    115-c
      125   1st                                5
      129   1st                                5
      140   1st                                5
      145   1st                                5
      160   1st                                5
      161   1st                                5
      167   1st                                5
      168   1st                                5
      170   1st                                5
      174   1st                                5
      176   1st                                5
    176-a
    176-b
      177   1st                                5
      184   1st                                5
      188   1st                                5
      197   1st                                5
      202   1st                                5
      203   1st                                5
      204   1st                                5
      205   1st                                5
      212   1st                                5
      214   1st                                5
      216   1st                                5
      218   1st                                5
      225   1st                                5
      226   1st                                5
      228   1st                                5
      236   1st                                5
      242   1st                                5
      246   1st                                5
      250   1st                                5
      252   1st                                5
      254   1st                                5
      258   1st                                5
      265   1st                                5
      267   1st                                5
      272   1st                                5
      275   1st                                5
      285   1st                                5
      294   1st                                5
      299   1st                                0

                                                                                                  INITIAL          INITIAL MASTER
   ID                                          LOAN SPONSOR                                   MASTER SERVICER    SERVICING FEE RATE
------------------------------------------------------------------------------------------------------------------------------------

        1   Alexandria Real Estate Equities, Inc.                                                    WFB               0.03050%
      1-a
      1-b
      1-c
      1-d
        3   Behringer Harvard REIT I, Inc.                                                           WFB               0.03050%
        6   Forest City Enterprises and Kimball Small, Grant Serburck, and David Small               WFB               0.03050%
        7   Acadia Realty Trust and Ginsburg Development Companies                                   WFB               0.03050%
        9   Great American Life Insurance, Stephen Fuller and Victor Fuller                          WFB               0.07050%
       10   Joel Gershman and Jager Management                                                       WFB               0.03050%
       11   Acadia Realty Trust and Ginsburg Development Companies                                   WFB               0.03050%
       15   Seryl Kushner and George Gellert                                                         WFB               0.03050%
       16   Michael O'Neill and Erik Kolar                                                           WFB               0.03050%
       17   Acadia Realty Trust and Ginsburg Development Companies                                   WFB               0.03050%
       18   Hartz Mountain Industries                                                                WFB               0.03050%
       22   Acadia Realty Trust and Ginsburg Development Companies                                   WFB               0.03050%
       25   Steven Fogel and Howard Banchik                                                          WFB               0.03050%
       26   Acadia Realty Trust and Ginsburg Development Companies                                   WFB               0.03050%
       30   Keith Stoltz                                                                             WFB               0.03050%
       36   Joseph McDowell, Jr. and Mary Pat McDowell                                               WFB               0.03050%
       37   Sam Kirschenbaum and Benjamin Rubin                                                      WFB               0.03050%
       38   R. Maurice Crowe, Jr.                                                                    WFB               0.07050%
       39   Blago Kozul and Nikola Kozul                                                             WFB               0.03050%
       40   Behringer Harvard REIT I                                                                 WFB               0.07050%
       46   David Altschuler                                                                         WFB               0.03050%
       48   Seryl Kushner and George Gellert                                                         WFB               0.03050%
       53   Robert R. Elliott                                                                        WFB               0.07050%
       55   Dominic Sabatini                                                                         WFB               0.03050%
       57   Marko Burns and Bruce Shapiro                                                            WFB               0.03050%
       59   Jerry Moison, John Mercer, Susan Kral and Glen Kral                                      WFB               0.03050%
       64   Charles Rosner and Frances Rosner                                                        WFB               0.03050%
       65   Harold Rosenblum and Sean K. O'Brien                                                     WFB               0.03050%
       70   Seryl Kushner and George Gellert                                                         WFB               0.03050%
       73   Bharat Lall and Suresh Patel                                                             WFB               0.03050%
       74   Joseph R. Scuderi                                                                        WFB               0.03050%
       76   Thomas Arnot and Darrell Hanson                                                          WFB               0.03050%
       88   Adam Bernstein                                                                           WFB               0.03050%
     88-a
     88-b
       90   David Shweky and Ahron Hersh                                                             WFB               0.03050%
       94   Thomas M. Yockey, Michael Z. Jacoby and Jeff Kelly                                       WFB               0.03050%
     94-a
     94-b
       99   Arnold Matos and Luisa O. Matos                                                          WFB               0.03050%
      104   Thomas Arnot and Darrell Hanson                                                          WFB               0.03050%
      109   William McNamara and Joseph Heenan                                                       WFB               0.03050%
      113   Peter S. Duncan                                                                          WFB               0.03050%
    113-a
    113-b
      115   Nicholas J. Aynilian and Vahram N. Aynilian                                              WFB               0.03050%
    115-a
    115-b
    115-c
      125   David Nearon and Elaine Nearon                                                           WFB               0.03050%
      129   Sam Kirschenbaum                                                                         WFB               0.03050%
      140   Hartz Mountain Industries                                                                WFB               0.03050%
      145   Steven Fogel and Howard Banchik                                                          WFB               0.03050%
      160   John Menne Sr. and Carolyn Menne                                                         WFB               0.03050%
      161   Paul Klenoff and Eric Phillips                                                           WFB               0.03050%
      167   Harry Adjmi and Stanley Cayre                                                            WFB               0.03050%
      168   Clayton Emory, David Emory and Matthew Ryan                                              WFB               0.07050%
      170   Bernard and Carole MacElhenny                                                            WFB               0.03050%
      174   Steven Fogel and Howard Banchik                                                          WFB               0.03050%
      176   Michael O'Neill and Erik Kolar                                                           WFB               0.07050%
    176-a
    176-b
      177   Sharon Evenhaim and Ronen Evenhaim                                                       WFB               0.03050%
      184   Peter N. Rait and Cecelia I. Rait                                                        WFB               0.07050%
      188   Chuck M. Yee and Grace L. Yee                                                            WFB               0.03050%
      197   Donald, Marcia, Terry and Brad Murchison                                                 WFB               0.03050%
      202   Arkan Jonna                                                                              WFB               0.03050%
      203   John R. Parsons Jr. and Andrew I. Sacher                                                 WFB               0.07050%
      204   Marilyn Finklestein and Ilene Morgan                                                     WFB               0.03050%
      205   Arkan Jonna                                                                              WFB               0.03050%
      212   Robert DiMucci                                                                           WFB               0.03050%
      214   Bharat Lall and Suresh Patel                                                             WFB               0.03050%
      216   Robert DiMucci                                                                           WFB               0.03050%
      218   Robert DiMucci                                                                           WFB               0.03050%
      225   Robert DiMucci                                                                           WFB               0.03050%
      226   Arnaldos Matos and Joao Bettencourt                                                      WFB               0.03050%
      228   Robert DiMucci                                                                           WFB               0.03050%
      236   Marilyn Finklestein and Ilene Morgan                                                     WFB               0.03050%
      242   Arkan Jonna                                                                              WFB               0.03050%
      246   Robert Raphael, Lee Deane, David Firestein and Herman Gans                               WFB               0.03050%
      250   Bharat Lall and Suresh Patel                                                             WFB               0.03050%
      252   Robert DiMucci                                                                           WFB               0.03050%
      254   Andrew Rose and Mark Klaman                                                              WFB               0.03050%
      258   Robert DiMucci                                                                           WFB               0.03050%
      265   Robert DiMucci                                                                           WFB               0.03050%
      267   Daniel Massry and Isaac Massry                                                           WFB               0.07050%
      272   Robert Shasha and Hanina Shasha                                                          WFB               0.03050%
      275   Marilyn Finklestein and Ilene Morgan                                                     WFB               0.03050%
      285   David Kaplan, Aaron Eiges, Marilyn Finkelstein and Ilene Morgan                          WFB               0.03050%
      294   Marilyn Finklestein and Ilene Morgan                                                     WFB               0.03050%
      299   Cole Companies, Inc.                                                                     WFB               0.03050%

                                   EXHIBIT B-1

     REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE MORTGAGE LOAN SELLER

          The Mortgage Loan Seller hereby represents and warrants that, as of the Closing Date:

          (a) The Mortgage Loan Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of New York.

          (b) The Mortgage Loan Seller's execution and delivery of, performance under, and compliance with this Agreement, will not violate the Mortgage Loan
Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Mortgage Loan Seller, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

          (c) The Mortgage Loan Seller has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

          (d) This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan
Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (e) The Mortgage Loan Seller is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage Loan Seller's good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this
Agreement.

          (f) No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Mortgage Loan Seller of the transactions contemplated herein, except for (A)
those consents, approvals, authorizations or orders that previously have been obtained and (B) those filings and recordings of Mortgage Loan Documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

          (g) No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Mortgage Loan Seller's knowledge, threatened against the Mortgage Loan Seller that, if determined adversely to the Mortgage Loan Seller, would prohibit

                                    Ex. B-1-1

the Mortgage Loan Seller from entering into this Agreement or that, in the
Mortgage Loan Seller's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

          (h) The transfer of the Mortgage Loans to the Purchaser as contemplated herein is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

          (i) The Mortgage Loan Seller is not transferring the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud its present or future creditors.

          (j) The Mortgage Loan Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, its transfer of the Mortgage
Loans to the Purchaser, as contemplated herein.

          (k) After giving effect to its transfer of the Mortgage Loans to the
Purchaser, as provided herein, the value of the Mortgage Loan Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Mortgage Loan Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Mortgage Loan Seller, and the Mortgage Loan Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business.

          (l) The Mortgage Loan Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

          (m) No proceedings looking toward liquidation, dissolution or bankruptcy of the Mortgage Loan Seller are pending or contemplated.

          (n) The principal place of business and chief executive office of the
Mortgage Loan Seller is located in the State of New York.

          (o) The consideration received by the Mortgage Loan Seller upon the sale of the Mortgage Loans constitutes at least fair consideration and reasonably equivalent value for such Mortgage Loans.

                                    Ex. B-1-2

                                   EXHIBIT B-2

          REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE PURCHASER

          The Purchaser hereby represents and warrants that, as of the Closing
Date:

          (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (b) The Purchaser's execution and delivery of, performance under, and compliance with this Agreement, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Purchaser, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this Agreement.

          (c) This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (d) No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser that, if determined adversely to the Purchaser, would prohibit the Purchaser from entering into this Agreement or that, in the
Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement.

          (e) The Purchaser has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

          (f) The Purchaser is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this Agreement.

                                    Ex. B-2-1

                                    EXHIBIT C

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

                                     Ex. C-1

                                    EXHIBIT C

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            FOR PURPOSES OF THIS EXHIBIT C, THE PHRASE "THE MORTGAGE LOAN
SELLER'S KNOWLEDGE" AND OTHER WORDS AND PHRASES OF LIKE IMPORT SHALL MEAN,
EXCEPT WHERE OTHERWISE EXPRESSLY SET FORTH BELOW, THE ACTUAL STATE OF KNOWLEDGE
OF THE MORTGAGE LOAN SELLER, ITS OFFICERS AND EMPLOYEES RESPONSIBLE FOR THE
UNDERWRITING, ORIGINATION, SERVICING OR SALE OF THE MORTGAGE LOANS REGARDING THE
MATTERS EXPRESSLY SET FORTH BELOW IN EACH CASE WITHOUT HAVING CONDUCTED ANY
INDEPENDENT INQUIRY INTO SUCH MATTERS AND WITHOUT ANY OBLIGATION TO HAVE DONE SO
(EXCEPT (I) HAVING SENT TO THE SERVICERS SERVICING THE MORTGAGE LOANS ON BEHALF
OF THE MORTGAGE LOAN SELLER, IF ANY, SPECIFIC INQUIRIES REGARDING THE MATTERS
REFERRED TO AND (II) AS EXPRESSLY SET FORTH HEREIN). ALL INFORMATION CONTAINED
IN DOCUMENTS WHICH ARE PART OF OR REQUIRED TO BE PART OF A MORTGAGE FILE, AS
SPECIFIED IN THE POOLING AND SERVICING AGREEMENT (TO THE EXTENT SUCH DOCUMENTS
EXIST) SHALL BE DEEMED WITHIN THE MORTGAGE LOAN SELLER'S KNOWLEDGE.

            The Mortgage Loan Seller hereby represents and warrants that, as of the date herein below specified or, if no such date is specified, as of the
Closing Date, except with respect to the Exceptions described on Schedule C to this Agreement and subject to Section 17 of this Agreement:

            1. Mortgage Loan Schedule. The information set forth in the Mortgage
Loan Schedule with respect to the Mortgage Loans is true, complete (in accordance with the requirements of this Agreement and the Pooling and Servicing
Agreement) and correct in all material respects as of the date of this
Agreement.

            2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Mortgage Loan Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan. The Mortgage
Loan Seller has full right, power and authority to transfer and assign each
Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances. Upon consummation of transactions contemplated by this Agreement, the Mortgage Loan Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each
Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Mortgage Loan Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

            3. Payment Record. As of the Closing Date, the Mortgage Loan is not,
and in the prior 12 months (or since the date of origination if such Mortgage
Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Monthly Payment without giving effect to any applicable grace period. If the Mortgage Loan Seller was the originator of the
Mortgage Loan, the Mortgage Loan has not been 60 days or more past due in respect of any Monthly Payment (without

                                        1

giving effect to any applicable grace period) at any time since the date of origination. If the Mortgage Loan Seller was not the originator of the Mortgage
Loan, the Mortgage Loan has not, to the Mortgage Loan Seller's knowledge, been
60 days or more past due in respect of any Monthly Payment (without giving effect to any applicable grace period) at any time since the date of origination.

            4. Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such
Mortgage, in any event except for (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a preliminary title policy with escrow instructions, or a
"marked-up" commitment, in each case binding upon the title insurer), none of which (individually or in the aggregate) materially interferes with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service such Mortgage Loan,
(c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a preliminary title policy with escrow instructions or "marked-up"
commitment, in each case binding upon the title insurer), none of which
(individually or in the aggregate) materially interferes with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service such Mortgage Loan,
(d) other matters to which like properties are commonly subject, none of which
(individually or in the aggregate) materially interferes with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service the related Mortgage
Loan, (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property which the Mortgage Loan
Seller did not require to be subordinated to the lien of such Mortgage and which do not (individually or in the aggregate) materially interfere with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service the related Mortgage
Loan, (f) condominium declarations of record and identified in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a preliminary title policy with escrow instructions or "marked-up"
commitment, in each case binding upon the title insurer) and (g) if such
Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the
Mortgage for another Mortgage Loan contained in the same Cross-Collateralized
Group (the foregoing items (a) through (g) being herein referred to as the
"Permitted Encumbrances"). Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments and UCC Financing
Statements, establishes and creates a valid and, subject to the exceptions

                                        2

set forth in Paragraph 13 below, enforceable security interest in favor of the holder thereof in all items of personal property owned by the related Borrower which are material to the conduct in the ordinary course of the Borrower's business on the related Mortgaged Property. The related assignment of such
Mortgage executed and delivered in favor of the Trustee is in recordable form
(but for insertion of the name of the assignee and any related recording information which is not yet available to the Mortgage Loan Seller) and constitutes a legal, valid, binding and, subject to the exceptions set forth in
Paragraph 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

            5. Assignment of Leases and Rents. There exists, to be included in the related Mortgage File as otherwise contemplated by this Agreement, an
Assignment of Leases, either as a separate instrument or as part of the
Mortgage, related to and delivered in connection with each Mortgage Loan that establishes and creates a valid, subsisting and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of or first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Borrower described therein; and each assignor thereunder has the full right to assign the same. The related assignment of any
Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the
Mortgage Loan Seller), and constitutes a legal, valid, binding and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of such
Assignment of Leases from the relevant assignor to the Trustee. If an Assignment of Leases exists with respect to any Mortgage Loan (whether as part of the related Mortgage or separately), then the related Mortgage or related Assignment of Leases, subject to applicable law, provides for, upon an event of default under the Mortgage Loan, the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or for rents to be paid directly to the mortgagee.

            6. Mortgage Status; Waivers and Modifications. In the case of each
Mortgage Loan, except by a written instrument which has been delivered to the
Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related
Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Borrower has not been released from its obligations under such Mortgage, in whole or in material part, in each such event in a manner which would materially interfere with the benefits of the security intended to be provided by such Mortgage.

            7. Condition of Property; Condemnation. In the case of each Mortgage
Loan, except as set forth in an engineering report prepared by a third party engineering consultant and included in the Servicing File and which has been the delivered to the initial Controlling Class Representative, the related Mortgaged
Property is, to the Mortgage Loan Seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for such
Mortgage Loan (except in any such

                                        3

case where: (1) an escrow of funds or insurance coverage or a letter of credit exists in an amount reasonably estimated to be sufficient to effect the necessary repairs and maintenance; or (2) such repairs and maintenance have been completed; or (3) such repairs and maintenance are required to be completed and the amount reasonably estimated to be sufficient to effect the necessary repairs and maintenance does not exceed 5% of the original principal balance of the related Mortgage Loan). None of the engineering reports referred to in the first sentence of this Paragraph 7 was prepared more than 18 months prior to the
Closing Date. As of the date hereof, the Mortgage Loan Seller has no knowledge of any proceeding pending or written notice of any proceeding threatened for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Mortgage Loan Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy (or, if such policy is not yet issued, a pro forma title policy, a preliminary title policy with escrow instructions or a "marked up" commitment) obtained in connection with the origination of each Mortgage Loan), as of the date of the origination of each
Mortgage Loan, (a) all of the improvements on the related Mortgaged Property considered material in determining the appraised value of the Mortgaged Property at origination lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not materially and adversely affect the value, marketability or current principal use of such Mortgaged
Property, and (b) no improvements on adjoining properties encroached upon such
Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph
8 below.

            8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association lender's title insurance policy or a comparable form of lender's title insurance policy approved for use in the applicable jurisdiction (the "Title Policy") (or, if such policy is yet to be issued, by a pro forma policy, a preliminary title policy with escrow instructions or a "marked up" commitment binding on the title insurer) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such
Mortgaged Property, subject only to any Permitted Encumbrances. Such Title
Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the
Mortgage Loan Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. Neither the Mortgage Loan Seller, nor to the Mortgage Loan Seller's knowledge, any other holder of the Mortgage Loan has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related
Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. Such Title Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative

                                        4

insurance is not available), the following: (a) access to a public road; and (b)
that if a survey was reviewed or prepared in connection with the origination of the related Mortgage Loan, the area shown on such survey is the same as the property legally described in the related Mortgage.

            9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

            10. Mortgage Provisions. The Mortgage Loan Documents for each
Mortgage Loan, together with applicable state law, contain customary and, subject to the exceptions set forth in Paragraph 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged Property is located).

            11. Trustee under Deed of Trust. If the Mortgage for any Mortgage
Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b)
no fees or expenses are payable to such trustee by the Mortgage Loan Seller, the
Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or such customary fee, as may be payable, in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

            12. Environmental Conditions. Except in the case of the Mortgage
Loans identified on Schedule C to this Agreement as Property Condition or
Engineering Report Loans, where the environmental assessment with respect to lead based paint, asbestos containing materials, and radon gas was included in the Property Condition or Engineering Report, with respect to each Mortgaged
Property (a) an environmental site assessment or an environmental site assessment update (each, an "Environmental Assessment") was performed by an independent third party environmental consultant with respect to each Mortgaged
Property securing a Mortgage Loan in connection with the origination of such
Mortgage Loan, (b) a report of each such Environmental Assessment or, in the case of a Property Condition or Engineering Report Loan, the applicable Property
Condition or Engineering Report, if any (each, an "Environmental Report"), is dated no earlier than twelve (12) months prior to the Closing Date and has been delivered to the Purchaser, and (c) either (i) no such Environmental Report, if any, provides that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such
Environmental Report does reveal any such material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property and the same has

                                        5

not been subsequently remediated in all material respects, then one or more of the following are true: (A) a party or parties not related to the related
Borrower was identified as a responsible party for such condition or circumstance, (B) the related Borrower was required to provide additional security in an amount reasonably estimated by the Mortgage Loan Seller to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Borrower provided a "no further action" letter or other evidence acceptable to the Mortgage Loan Seller in its reasonable business judgment, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation, (E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated by the Mortgage Loan Seller to be sufficient for purposes of effecting such remediation, (G) the related Borrower or other responsible party is currently taking such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or recommended by the environmental site assessment, (H) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (I) a responsible party provided a guaranty or indemnity to the related Borrower and/or the mortgagee to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had, in the
Mortgage Loan Seller's sole discretion, an appropriate net worth, or the financial ability to pay or perform all of its obligations under such guaranty or indemnity, in light of such material violation of applicable environmental laws with respect to such known circumstances or conditions relating to the related Mortgaged Property. To the Mortgage Loan Seller's knowledge, there are no significant or material circumstances or conditions with respect to such
Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Borrower questionnaire delivered to Mortgage Loan Seller in connection with the issuance of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. For the Mortgaged Properties identified on
Schedule C (Representation 12) to this Agreement, the Mortgage Loan Seller required the related Borrower to deliver, or the Mortgage Loan Seller itself obtained, a secured creditor impaired property insurance policy naming the
Mortgage Loan Seller and its successors and/or assigns as a loss payee (a
"Secured Creditor Policy") or a pollution legal liability policy naming the
Mortgage Loan Seller and its successors and/or assigns as an additional insured
(a "PLL Policy"; a Secured Creditor Policy or a PLL Policy, an "Environmental
Policy") (provided that a Mortgaged Property will not be identified on Schedule
C (Representation 12) to this Agreement unless the applicable Environmental
Policy was obtained to specifically address an environmental concern or in lieu of obtaining a Phase I environmental assessment or conducting additional environmental testing); such Environmental Policy has been issued by an

                                        6

insurer with a claims paying ability rating or a financial strength rating, as applicable, of no less than "AA" by each of S&P and Fitch; such Environmental
Policy is in full force and effect and all premiums required to be paid in connection with the issuance of such Environmental Policy have been so paid; and
either such Environmental Policy, by its terms, inures to the benefit of the holder of the related Mortgage Loan or, subject to the Seller's compliance with this Agreement, such Environmental Policy will be assigned to the Trustee within a reasonable period of time following the Closing Date. All Environmental
Reports that were in the possession of the Mortgage Loan Seller and that relate to a Mortgaged Property identified on Schedule C (Representation 12) to this
Agreement have been delivered to or disclosed to the environmental insurance carrier issuing the related Environmental Policy prior to the issuance of such
Environmental Policy. Each Environmental Policy covering a Mortgaged Property identified on Schedule C (Representation 12) to this Agreement that constitutes a Secured Creditor Policy is in an amount either (1) at least equal to 125% of the outstanding principal balance of the related Mortgage Loan or (2) equal to the lesser of cleanup costs and the outstanding principal balance of the related
Mortgage Loan and, in either case, such policy has a term ending no sooner than the date which is five years after the Stated Maturity Date (or, in the case of an ARD Loan, the Anticipated Repayment Date) of the Mortgage Loan to which it relates and either (x) does not provide for a deductible or (y) provides for a deductible and the amount of that deductible is held in escrow. Each
Environmental Policy covering a Mortgaged Property identified on Schedule C
(Representation 12) to this Agreement that constitutes a PLL Policy (1) has a term that is co-terminous with the Stated Maturity Date (or, in the case of an
ARD Loan, the Anticipated Repayment Date) of the related Mortgage Loan, (2)
provides for a deductible in an amount reasonably acceptable to the Mortgage
Loan Seller and (3) is in an amount reasonably acceptable to the Mortgage Loan
Seller. The Mortgage for each Mortgage Loan encumbering the related Mortgaged
Property or other related loan documents require the related Borrower to comply with all applicable federal, state and local environmental laws and regulations.

            13. Loan Document Status. Each Mortgage Note, Mortgage and other agreement executed by or on behalf of the related Borrower with respect to each
Mortgage Loan is the legal, valid and binding obligation of the maker thereof
(subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. Except as set forth in the immediately preceding sentence, there was no valid offset, defense, counter claim or right of rescission available to the related Borrower with respect to any of the related Mortgage Notes, Mortgages or other loan documents, including, without limitation, any

                                        7

such valid offset, defense, counter claim or right based on intentional fraud by
Mortgage Loan Seller in connection with the origination of the Mortgage Loan, that would deny the mortgagee the principal benefits intended to be provided by the Mortgage Note, Mortgage or other loan documents.

            14. Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each
Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and
100% of the replacement cost of the improvements located on the related
Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged
Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months
(18 months for Mortgage Loans above $35 million) (or a specified dollar amount which, in the reasonable judgment of the Mortgage Loan Seller, will cover no less than twelve (12) months (18 months for Mortgage Loans above $35 million) of rental income). Set forth on Schedule C (Representation 14) to this Agreement is a list of those Mortgaged Properties as to which a tenant having a net worth of at least $50,000,000 or an investment grade rating provided self-insurance, as contemplated by the second preceding sentence, as of the date of origination of the subject Mortgage Loan. All such hazard insurance policies described above contain a standard mortgagee clause for the benefit of the holder of the related
Mortgage, its successors and assigns, as mortgagee as an additional insured in the case of liability insurance policies or as a loss payee in the case of property insurance policies, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender, the
Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related
Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged
Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below). Each Mortgage requires that the Borrower or a tenant of the Borrower maintain insurance as described above or permits the mortgagee to require insurance or self-insurance as described above, and permits the mortgagee to purchase such insurance at the
Borrower's expense if Borrower fails to do so or provides that the mortgagee has the general right to cure defaults of the Borrower. Each Mortgaged Property is also covered by comprehensive general liability insurance in an amount at least equal to $1 million. If any material part of the improvements, exclusive of a parking lot, located on a Mortgaged

                                        8

Property is in an area identified in the Federal Register by the Federal
Emergency Management Agency as having special flood hazards, the related
Borrower is required to maintain flood insurance in respect thereof to the extent such flood insurance is available.

            15. Taxes and Assessments. To the Mortgage Loan Seller's knowledge, there are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage, or if there are such delinquent charges or taxes, or if the appropriate amount of such taxes or charges is being appealed or is otherwise in dispute, the unpaid taxes or charges are covered by an escrow of funds or other security sufficient to pay such tax or charge. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

            16. Borrower Bankruptcy. To the Mortgage Loan Seller's knowledge, no
Borrower under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding. To the Mortgage Loan Seller's knowledge, as of the origination of the Mortgage Loan, none of (x) the nonrecourse carveout guarantors or nonrecourse carveout indemnitors under the Mortgage Loan, (y) any tenant with respect to more than 75% of the net rentable area at the related
Mortgaged Property that is an Affiliate of the Borrower or (z) the sole tenant at the Mortgaged Property (in the case of this clause (z), if substantially all of the Mortgaged Property is leased to a single tenant and the tenant was the owner of the Mortgaged Property immediately prior to the origination of the
Mortgage Loan) was a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

            17. Local Law Compliance. To the Mortgage Loan Seller's knowledge, based upon any of a letter from governmental authorities, a legal opinion, an architect's letter, a zoning consultant's report, an endorsement to the related title policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject
Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related Borrower at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect (i) the value of the related
Mortgaged Property as determined by the appraisal performed in connection with the origination of such Mortgage Loan; or (ii) the principal use of the
Mortgaged Property as of the date of the origination of such Mortgage Loan). As of the date of origination, with respect to each legal non-conforming use or structure, the originator determined (based on either (x) any of a review of the applicable zoning law, a letter from a governmental authority, a legal opinion, an architect's letter, a zoning consultant's report, an endorsement to the related title policy or a combination of the foregoing or (y) due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located) that if a casualty occurred at that time, the Mortgaged Property could

                                        9

have been restored or repaired to such an extent that the use or structure of the restored or repaired property would be substantially the same use or structure, or law and ordinance insurance has been obtained, or a holdback has been established and the Borrower is required to take steps necessary to cause the Mortgaged Property to become a conforming use or structure.

            18. Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Borrower as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee
Interest"), then:

            (a)   Such Ground Lease or a memorandum thereof has been submitted for recording; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File;

            (b)   The related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted
      Encumbrances;

            (c)   The Borrower's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it either has been obtained or cannot be unreasonably withheld;
      provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid). If required by such Ground Lease, the lessor has received notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease;

            (d)   The related ground lessor has agreed to provide the holder of the Mortgage Loan notice and the holder of such Mortgage Loan is permitted a reasonable time to cure any default or breach by the lessee thereunder, including such time as is necessary to gain possession of the Mortgaged
      Property, by foreclosure or otherwise, if possession is necessary to effect such cure, before the lessor thereunder may terminate such Ground
      Lease;

            (e)   In connection with the origination of such Mortgage Loan, the related ground lessor provided an estoppel to the originator confirming that the related Borrower was not then in default under such Ground Lease;
      such Ground Lease provides that no notice of termination given under such
      Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to the mortgagee; the Mortgage Loan
      Seller has not received any written notice of default under or termination of such Ground Lease; to the Mortgage

                                       10

      Loan Seller's knowledge, there is no material default under such Ground
      Lease and no condition that, but for the passage of time or giving of notice, would result in a material default under the terms of such Ground
      Lease; and, to the Mortgage Loan Seller's knowledge, such Ground Lease is in full force and effect as of the Closing Date;

            (f)   Such Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the mortgagee if it takes possession of such leasehold interest) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan, or 10 years if such Mortgage Loan fully or substantially amortizes by the stated
      maturity;

            (g)   Such Ground Lease requires the lessor to enter into a new
      lease with a mortgagee upon termination of such Ground Lease as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Borrower, unless the mortgagee under such Mortgage Loan fails to cure a curable default of the lessee under such Ground Lease following notice thereof from the lessor;

            (h)   Under the terms of such Ground Lease and the related Mortgage, taken together, any related casualty insurance proceeds with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender) or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

            (i)   Such Ground Lease does not impose any restrictions on
      subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender on a similar mortgaged property in the lending area where the Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

            (j)   Such Ground Lease may not be amended or modified or any such amendment or modification will not be effective against the mortgagee without the prior written consent of the mortgagee under such Mortgage
      Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns, provided that such mortgagee has provided the ground lessor with notice of its lien in accordance with the terms of such Ground Lease.

            19. Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage"
within the meaning of Section 860G(a)(3) of the Code and Treasury Regulations
Section 1.860G-2(a) (but without regard to the rule in Treasury Regulations
Section 1.860G-2(f)(2)).

                                       11

            20. Advancement of Funds. In the case of each Mortgage Loan, neither the Mortgage Loan Seller nor, to the Mortgage Loan Seller's knowledge, any prior holder of such Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than amounts paid by the tenant as specifically provided under a related lease), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage
Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

            21. No Equity Interest, Equity Participation or Contingent Interest.
No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related
Mortgaged Property or the related Borrower, provides for any contingent or additional interest in the form of participation in the cash flow of the related
Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related
Monthly Payment.

            22. Legal Proceedings. To the Mortgage Loan Seller's knowledge, there are no pending actions, suits, governmental investigations or proceedings by or before any court or governmental authority against or affecting the
Borrower under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Borrower or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property, the principal benefit of the security intended to be provided by the Mortgage Loan Documents, the current ability of the Mortgaged Property to generate net cash flow sufficient to service such Mortgage Loan, or the current principal use of the Mortgaged
Property.

            23. Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or other underwriting criteria specified therein. To the Mortgage Loan Seller's knowledge, except for cases involving Cross-Collateralized Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related
Mortgage. Each of the related Mortgage Loan Documents requires the Borrower to pay all reasonable costs and expenses related to obtaining consent to an encumbrance.

            24. No Mechanics' Liens. As of the date of origination and, to the
Mortgage Loan Seller's knowledge, as of the Closing Date, each Mortgaged
Property securing a Mortgage Loan (exclusive of any related personal property)
is free and clear of

                                       12

any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance; and, to the Mortgage Loan Seller's knowledge, no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

            25. Compliance. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

            26. Licenses and Permits. To the Mortgage Loan Seller's knowledge, as of the date of origination of each Mortgage Loan, and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related borrower at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related
Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued, and, as of the Cut-Off Date, the Mortgage Loan Seller has no written notice that the related Borrower was not in possession of such licenses, permits and franchises or that such licenses, permits and franchises have not otherwise been issued.

            27. Cross-Collateralization. No Mortgage Loan is
cross-collateralized with any loan which is outside the Mortgage Pool.

            28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage
requires the mortgagee to release all or any material portion of the related
Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of
U.S. "government securities" within the meaning of Treasury Regulations Section
1.860G-2(a)(8)(i) in connection with a defeasance of the related Mortgage Loan;
provided that the Mortgage Loans that are Cross-Collateralized Mortgage Loans and the other individual Mortgage Loans secured by multiple parcels may require the respective mortgagee(s) to grant releases of portions of the related
Mortgaged Property or the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements, (ii)
the payment of a release price and, if so provided in the related Mortgage Loan
Documents, prepayment consideration in connection therewith or (iii) the substitution of real property collateral; and provided, further, that any
Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Mortgage Loan Seller did not give any material value in underwriting the Mortgage Loan. With respect to any full or partial release or substitution of collateral, as contemplated by the provisos to the immediately preceding sentence, either: (a) such release or substitution of collateral (i) would not constitute a "significant modification" of the subject
Mortgage Loan within the meaning of Treasury Regulations Section 1.860G-2(b)(2)
and (ii) would not cause the subject Mortgage Loan to fail to be a "qualified

                                       13

mortgage" within the meaning of Section 860G(a)(3)(A) of the Code; or (b) the mortgagee or servicer can, in accordance with the related Mortgage Loan
Documents, condition such release or substitution of collateral on the related
Borrower's delivery of an opinion of tax counsel to the effect specified in the immediately preceding clause (a).

            29. Defeasance. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan either (A) (1) permits defeasance no earlier than two years after the Closing Date, (2) permits defeasance only with substitute collateral constituting "government securities"
within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i), in an
amount sufficient to make all scheduled payments under the Mortgage Note and (3)
has been transferred by the Mortgage Loan Seller with the intent that the defeasance provision not be utilized (x) for any reason other than to facilitate the disposition of the Mortgaged Property or any other customary commercial transaction or (y) as a part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages or (B) requires that a legal opinion or opinions be delivered with respect to the defeasance that states subject to customary assumptions and qualifications that the holder of the such
Mortgage Loan has a first priority perfected security interest in the defeasance collateral and that the defeasance will not cause the Trust to fail to qualify as a REMIC as defined in the REMIC Provisions (the "Legal Opinion"). The related
Mortgage Loan Documents enable the lender to charge the Borrower for the expenses associated with permitting a defeasance and provide for the following items (or otherwise contain provisions pursuant to which the holder can require such items): (a) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term, (b) the Legal Opinion, and (c) a letter or other written evidence from the Rating Agencies to the effect that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates.

            30. Fixed Rate Loan. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

            31. Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

            32. No Material Default. To the Mortgage Loan Seller's knowledge, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan and no event has occurred which, with the passing of time or giving of notice and the expiration of any grace or cure period, would constitute such a material default or breach;
provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Mortgage Loan Seller in this Exhibit C.
Neither the Mortgage Loan Seller nor any servicer on behalf of the

                                       14

Mortgage Loan Seller has accelerated the Mortgage Loan or commenced judicial or non-judicial foreclosure proceedings with respect to the Mortgage Loan.

            33. Due-on-Sale. Except for transfers to specific parties that are identified and pre-approved in the Mortgage Loan Documents and except with respect to certain transfers by reason of family and estate planning and/or a substitution or release of collateral within the parameters of Paragraph 28 above, each Mortgage contains a "due on sale" clause which expressly or effectively provides for the acceleration of the payment of the unpaid principal balance and accrued interest of the related Mortgage Loan if, without the prior written consent of the holder of such Mortgage and/or the satisfaction of specified criteria set forth in the related Mortgage Loan Documents, the property subject to the Mortgage or any material portion thereof, or any controlling interest in the Borrower is directly or indirectly transferred, sold or pledged; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Borrower's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Borrower or constituent entities of the Borrower to a third party or parties related to the Borrower upon the Borrower's satisfaction of certain conditions precedent.

            34. Single Purpose Entity. The Borrower on each Mortgage Loan with a
Cut-off Date Principal Balance of $10,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a
"Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the
Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Mortgaged Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Mortgaged Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan Documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates except on an arm's-length basis.

            35. Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

            36. Security Interests in Hospitality Properties. If any Mortgaged
Property securing a Mortgage Loan is operated as a hospitality property then (a)
the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid and enforceable (subject to the exceptions set forth in Paragraph
13 above) first priority security interest in all items of personal property owned by the related Borrower which are material to the conduct in the ordinary course of the Borrower's business on the

                                       15

related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more Uniform Commercial Code financing statements covering such personal property have been filed or recorded
(or have been sent for filing or recording) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing of a Uniform Commercial
Code financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Mortgage Loan Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and binding assignment thereof from the relevant assignor to the Trustee.

            37. Prepayment Premiums. Prepayment Premiums payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulations Section 1.860G-1(b)(2).

            38. [RESERVED]

            39. [RESERVED]

            40. Recourse. The related Mortgage Loan Documents contain provisions providing for recourse against the related Borrower, a principal of such
Borrower or an entity controlled by a principal of such Borrower, or a natural person, for damages sustained in connection with the Borrower's fraud, material misrepresentation or misappropriation or misapplication of rents, insurance proceeds or condemnation proceeds. The related Mortgage Loan Documents contain provisions pursuant to which the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower, or a natural person, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental covenants.

            41. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that has not been assigned to the Purchaser.

            42. Fee Simple or Leasehold Interests. The interest of the related
Borrower in the Mortgaged Property securing each Mortgage Loan includes a fee simple and/or leasehold estate or interest in real property and the improvements thereon.

            43. Escrows. All escrow deposits (including capital improvements, environmental remediation reserves and other reserve deposits, if any) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage Loan Documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Mortgage Loan Seller or its agents (which shall include the applicable Master Servicer). All such escrow deposits which are required for the administration and servicing of such Mortgage Loan are conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any material improvements and as to disbursement of any funds escrowed for such purpose, which requirements were

                                       16

to have been complied with on or before the Closing Date, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

            44. Operating Statements. In the case of each Mortgage Loan, the related Mortgage Loan Documents require the related Borrower, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and rent rolls not less frequently than quarterly and annually and financial statements of the Borrower not less frequently than annually (except if the Mortgage Loan has an outstanding principal balance of less than or equal to $4,000,000 as of the Cut-off Date or the related Mortgaged
Property has only one tenant, in either of which cases the Mortgage Loan
Documents require the Borrower, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and (if there is more than one tenant) rent rolls and/or financial statements of the Borrower annually), and such other information as may be required therein.

            45. Appraisals. An appraisal of the related Mortgaged Property was conducted in connection with the origination of the Mortgage Loan, which appraisal is signed by an appraiser, who, to the Mortgage Loan Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the
Borrower or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; in connection with the origination of the Mortgage Loan, each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as
adopted by the Appraisal Standards Board of the Appraisal Foundation.

            46. No Capital Contributions. The Mortgage Loan Seller has no
obligation to make any capital contributions to the related Borrower under the
Mortgage Loan.

            47. Grace Periods. The related Mortgage or Mortgage Note provides a grace period for Monthly Payments no longer than ten (10) days from the applicable Due Date.

            48. Access Routes. Based solely on surveys, title insurance reports, the Title Policy, the engineering report, the appraisal and/or other relevant documents included in the Mortgage File, at the time of origination of the
Mortgage Loan, the Mortgaged Property had access to a public road.

            49. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related
Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, in which case the Mortgage Loan requires the Borrower to escrow an amount sufficient to pay taxes for the existing tax parcel of which the Mortgaged
Property is a part.

                                       17

            50. Loan Servicing. The servicing practices used with respect to each Mortgage Loan have been in all material respects legal, proper, and prudent.

            51. Terrorism Insurance. With respect to each Mortgage Loan that has a Stated Principal Balance as of the Cut-off Date that is greater than or equal to $20,000,000, the related all risk insurance policy and business interruption policy do not specifically exclude acts of terrorism from coverage. With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not as of the date of origination of the Mortgage Loan, and, to the Mortgage Loan Seller's knowledge, does not as of the date hereof, specifically exclude acts of terrorism from coverage. With respect to each of the Mortgage Loans, the related Mortgage Loan Documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability, or as otherwise indicated on Schedule C to this Agreement.

                                       18

                                   SCHEDULE C

           EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

                                    Sch. C-1

                           SCHEDULE C TO [______] MLPA

                  Exceptions to Representations and Warranties

-------------------------------------------------------------------------------------------------------------
REP NO.              LOAN NO.   LOAN NAME       EXPLANATION
-------------------------------------------------------------------------------------------------------------
12 Environmental     46921      Advo Inc.       To mitigate the  potential of  environmental  liability,  in lieu of an environmental  indemnification by the borrower, a
                                                Pollution  Legal  Liability  (PLL)  environmental  insurance policy was  secured by the  Borrower.  There was no evidence of  Recognized  Environmental  Conditions  at the  property.
                                                Bear Stearns  Commercial  Mortgage,  Inc. and its successors and  assigns  is named as  "additional  insured"  on the PLL
                                                Policy.  The  limit  of  liability  on this  PLL  Policy  is
                                                $6,275,000,  with a $50,000 deductible.  The PLL Policy will remain in effect during the loan term of 10 years.

                     46962      730Pilot Road   To mitigate the  potential of  environmental  liability,  in lieu of an environmental  indemnification by the borrower, a
                                                Pollution  Legal  Liability  (PLL)  environmental  insurance policy was  secured by the  Borrower.  There was no evidence of  Recognized  Environmental  Conditions  at the  property.
                                                Bear Stearns  Commercial  Mortgage,  Inc. and its successors and  assigns  is named as  "additional  insured"  on the PLL
                                                Policy.  The  limit  of  liability  on this  PLL  Policy  is
                                                $10,000,000,  with a  $50,000  deductible.  The  PLL  Policy will remain in effect during the loan term of 10 years.
-------------------------------------------------------------------------------------------------------------
                     45899      Phillipsburg    Historical references identified that the Property has been
                                Commerce        occupied by various Ingersoll Rand (IR) manufacturing
                                Center          divisions since the early 1900's. Environmental clean-up
                                                activities associated with the IR manufacturing activities are being completed under an Administrative Consent Order
                                                (ACO) dated March 14, 1994. The New Jersey Department of
                                                Environmental Protection (NJDEP) is overseeing the work
                                                completed under the ACO. The Borrower acquired Phillipsburg
                                                Commerce Center from IR in 2004. IR has indemnified the
                                                Borrower for any pre-existing AOCs, including impact to
                                                groundwater. Site investigation activities documented a
                                                total of approximately 60 Areas of Concern (AOCs) of which
                                                30 have received "No Further Action" (NFA) determinations
                                                from NJDEP. An additional 15 AOCs have been delineated and will be incorporated into the Property Deed Notice. The
                                                remaining 15 AOCs are at varying stages of investigation and delineation activities, or remediation and monitoring by
                                                ENSR, IR's consultant. The consultant indicated in December
                                                2005 that soil investigation work is considered
                                                substantially complete. The major soil issue that remains to be remediated is the use of foundry sand throughout the
                                                Central Campus Area as landfill material. The consultant
                                                stated that nearly all remaining other contaminated soil
                                                remediation will be managed in-situ via capping, fencing,
                                                and/or deed noticing. In addition, a Prospective Purchaser
                                                Agreement has been entered into with
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                the NJDEP. Various investigations were conducted and
                                                groundwater impacts were identified to be part of three
                                                plumes: light non-aqueous phase liquid (LNAPL); dissolved
                                                phase impacts; and a fuel oil plume on the west side of the
                                                Property. The groundwater impacts and investigations have
                                                been combined into one AOC. Future groundwater work in 2006 and beyond will primarily focus on downgradient locations.
                                                Groundwater remediation is anticipated to continue for the foreseeable future. A total remedial cost of approximately
                                                $11 million was estimated by the consultant with
                                                approximately $3 million of the total $11 million completed in 2005 for mostly investigation activities and the
                                                groundwater remediation.

                                                To mitigate the potential of environmental liability caused by historic use of the Property, and the present use and
                                                future use of the Phillipsburg Commerce Property, a
                                                Pollution Legal Liability (PLL) environmental insurance
                                                policy was secured by the Borrower. Bear Stearns Commercial
                                                Mortgage, Inc. was named as "additional insured" on the
                                                Policy. The Policy was written by XL Insurance - Policy
                                                number PEC0019811. The limit of liability on this Policy is
                                                $10,000,000 and will remain in effect during the loan term of 10 years (Dec. 31, 2005 through Dec. 31, 2015). This
                                                current policy does exclude approximately 62 Areas of
                                                Concern that are not covered until a No Further Action
                                                letter is obtained for these AOCs. As noted above, IR has
                                                indemnified the Borrower for these AOCs and some of the AOCs have received an NFA. This policy is in excess "over any
                                                other collectible insurance", namely the two prior XL
                                                policies bound in September 2004 for the Borrower and IR,
                                                respectively. All three XL policies have a combined limit of insurance of $30 million. A total of $20 million will expire in September 2014. Ten million dollars will remain in place between September 2014 and December 31, 2015.
-------------------------------------------------------------------------------------------------------------
14                   46807      CVS - West      The tenant, CVS, provides the building coverage, and their
Insurance                       Monroe          insurance certificate shows only what is required pursuant to the lease. Terrorism coverage is silent, however, CVS is investment grade rated and has an absolute obligation to
                                                rebuild the Improvements following any form of casualty.

                     46918      BJ's Miami      The tenant, BJ's provides the building coverage, and their insurance certificate shows only what is required pursuant to the lease. Terrorism, Business Interruption and Flood
                                                coverage is silent. However, BJ's has an absolute obligation to rebuild the Improvements following any form of casualty, may not abate rent in the event of an insured casualty, and may self insure subject to maintaining a $600,000,00 minimum net worth and a liquidity of at least $300,000,000.

                     47217      Rite Aid -      The tenant, Rite Aid, provides the building coverage, and
                                Flat Rock       their insurance certificate shows only what is required
                                                pursuant to the lease. Terrorism coverage is silent,
                                                however, Rite Aid has an absolute obligation to rebuild the
                                                Improvements following any form of casualty.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                     42718      Rite Aid -      The tenant, Rite Aid, provides the building coverage, and
                                Warren          their insurance certificate shows only what is required
                                                pursuant to the lease. Terrorism coverage is silent,
                                                however, Rite Aid has an absolute obligation to rebuild the
                                                Improvements following any form of casualty.

                     42719      Rite Aid -      The tenant, Rite Aid, provides the building coverage, and
                                Macomb          their insurance certificate shows only what is required
                                                pursuant to the lease. Terrorism coverage is silent,
                                                however, Rite Aid has an absolute obligation to rebuild the
                                                Improvements following any form of casualty.

                     47572      CVS - Derry     The related Mortgagor does not maintain property insurance, collateral is land only.
-------------------------------------------------------------------------------------------------------------
28                   46534      Evenhaim        The Loan  provides for the release of an outparcel  known as
Releases/                       Building        8236 Remet Ave.
Substitution
of Mortgaged                                    The Borrower's conditions of release are: (a) written
Property                                        request not less than ten (10) Business Days prior to the
                                                desired release date; (b) comply with all applicable zoning, land use and similar laws, including creating legally
                                                identifiable tracts and separate tax lots; (c) properties
                                                both have necessary utilities and access; (d) provide survey and legal opinion; (e) title endorsement; (f) confirm
                                                resubdivision is not an event of default under the leases or the loan documents; (g) pay a $1,500 administrative fee and all out of pocket costs of lender.
-------------------------------------------------------------------------------------------------------------
28
Releases/            46762      Lindbergh &     The Loan provides for defeasance upon payment of 115% of the
Substitution                    Sunshine        allocated loan amount. Among other things, the release shall
of Mortgaged                                    not be permitted if the DSCR for the unreleased property is
Property                                        less than 1.30x or the LTV is greater than 75%.

                     46884      Alexandria      The Loan provides for defeasance upon payment of 120% of the
                                Portfolio       allocated loan amount. Among other things, for the release to be permitted, the DSCR must be greater than 1.20x for 1st release, 1.25x for 2nd, and 1.30x for 3rd; the LTV must be less than 80% for 1st release, 75% for 2nd and 70% for 3rd.

                                                The loan provides for substitution of properties subject to the payment of a fee of 0.5% of allocated loan amount of the property and satisfaction of other conditions in the loan
                                                documents, including but not limited to rating agency
                                                confirmation of no downgrade.

                     46980      Upper           The loan provides for partial releases upon defeasance of
                                Montclair       105% of the allocated loan amount, subject to 1.25x DSCR and
                                Portfolio       70% LTV tests.

                     45873      Perkasie        The loan provides for release of an ouparcel on
                                Square          predetermined conditions.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
33                   44227      Agua Caliente   The Loan allows transfers of tenant-in-common interests in
Due on Sale                                     the Mortgaged Property.

                     45472      Petroleum       The Loan allows transfers of tenant-in-common interests in
                                Towers          the Mortgaged Property.

                     45782      Paces West      The Loan allows transfers of tenant-in-common interests in the Mortgaged Property.

                     46822      Raley's         The Loan allows transfers of tenant-in-common interests in
                                Office          the Mortgaged Property.
                                Building
-------------------------------------------------------------------------------------------------------------
33                   47199      Coconut Grove   The Loan allows transfers of tenant-in-common interests in
Due on Sale                     Shopping        the Mortgaged Property.
                                Center
-------------------------------------------------------------------------------------------------------------
33                   47207      Courtyard       The Loan allows transfers of tenant-in-common interests in
Due on Sale                     Valdosta        the Mortgaged Property.

                     46745      Candlewood      The Loan allows transfers of tenant-in-common interests in
                                Apartments      the Mortgaged Property.

                     47579      Cary Hill       The Loan allows transfers of tenant-in-common interests in
                                Plaza           the Mortgaged Property.
-------------------------------------------------------------------------------------------------------------
33
Due on Sale          46205      Parker Square   The related Mortgagor has the right under the Loan to incur up to mezzanine debt subject to a 90% LTV limitation, DSCR of 1.10x on a 7.04% cosntant and an intercreditor agreement acceptable to the Lender.

                     46534      Evenheim        The related Mortgagor  incurred mezzanine debt subject to an
                                Building        intercreditor which was apporoved by Lender.

                     47061      Eckerd -        The related Mortgagor has the right under the Loan to incur
                                Monroe          up to mezzanine debt subject to a 80% LTV limitation, DSCR of 1.20x and a subordination and standstill agreement
                                                acceptable to the Lender.

                     45803      Super 8         The related Mortgagor has the right under mezzanine debt
                                Mission         subject to a 70% LTV limitation and 1.40x DSCR.
                                Valley

                     47177      La Quinta       The related Mortgagor has the right under mezzanine debt
                                Carlsbad        subject to a 70% LTV limitation and 1.35x DSCR.

                     47227      Banning         The related Mortgagor has the right under mezzanine debt
                                                subject to a 70% LTV limitation and 1.35x DSCR.

                     47228      Poway           The related Mortgagor has the right under mezzanine debt
                                                subject to a 70% LTV limitation and 1.35x DSCR.

                     47229      Mission         The related Mortgagor has the right under mezzanine debt
                                Valley          subject to a 70% LTV limitation and 1.35x DSCR.
-------------------------------------------------------------------------------------------------------------

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40
Non-Recourse         46841      Fairmont        Non-recourse provisions go to the related Mortgagor only.
Exceptions                      Plaza Office
-------------------------------------------------------------------------------------------------------------

  List of Mortgage Loans Subject to Secured Creditor Impaired Property Policies
                               [OR PLL POLICIES]

--------------------------------------------------------------------------------
LOAN NO.            LOAN NAME
--------------------------------------------------------------------------------

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                                   EXHIBIT D-1

                     FORM OF CERTIFICATE OF THE SECRETARY OR
               AN ASSISTANT SECRETARY OF THE MORTGAGE LOAN SELLER

                    Executed certificate attached at Tab ___.

                                    Ex. D-1-1

                                   EXHIBIT D-2

                 FORM OF CERTIFICATE OF THE MORTGAGE LOAN SELLER

                       CERTIFICATE OF MORTGAGE LOAN SELLER

          In connection with the execution and delivery by Bear Stearns
Commercial Mortgage, Inc. ("BSCMI") of, and the consummation of the various transactions contemplated by, that certain Mortgage Loan Purchase and Sale
Agreement dated as of June 8, 2006 (the "Mortgage Loan Purchase Agreement")
among BSCMI as seller and Bear Stearns Commercial Mortgage Securities Inc. as
purchaser (the "Purchaser"), the undersigned hereby certifies that (i) except as previously disclosed to the Purchaser in writing, the representations and warranties of BSCMI in or made pursuant to Section 4(a) of the Mortgage Loan
Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, (ii) BSCMI has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Mortgage Loan Purchase
Agreement to be performed or satisfied at or prior to the date hereof, and (iii)
since the date of the Mortgage Loan Purchase Agreement, there will not have been, immediately prior to the transfer of the Mortgage Loans pursuant to the
Mortgage Loan Purchase Agreement, any material adverse change in the financial condition of BSCMI. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.

                                        Certified this 21st day of June, 2006.

                                        BEAR STEARNS COMMERCIAL MORTGAGE, INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                    Ex. D-2-1

                                  EXHIBIT D-3A

                    FORM OF OPINION PURSUANT TO SECTION 7(vi)

                      Executed opinion attached at Tab ___.

                                   Ex. D-3A-1

                                  EXHIBIT D-3B

                   FORM OF OPINION PURSUANT TO SECTION 7(vii)

                      Executed opinion attached at Tab ___.

                                   Ex. D-3B-1

                                  EXHIBIT D-3C

                   FORM OF OPINION PURSUANT TO SECTION 7(viii)

                      Executed opinion attached at Tab ___.

                                   Ex. D-3C-1